UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Forest City Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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FOREST CITY ENTERPRISES, INC.
Notice of Annual Meeting of Shareholders
To Be Held June 15, 2006
NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. (the “Company”) will be held in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on Thursday, June 15, 2006 at 2:00 p.m., Eastern Daylight Time, for the purpose of considering and acting upon:
(1)	The election of thirteen (13) directors, each to hold office until the next annual shareholders’ meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

(2)	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class A Common Stock.

(3)	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class B Common Stock.

(4)	The proposed amendment of the Amended Articles of Incorporation to eliminate certain class voting rights.

(5)	The proposed amendment of the Amended Articles of Incorporation to eliminate reference to Class A Common Stock Preference Dividend.

(6)	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Preferred Stock.

(7)	The proposed amendment of the Amended Articles of Incorporation relating to the express terms of the Preferred Stock.

(8)	The proposed amendment of the Code of Regulations to modernize the regulations in light of changes to the Ohio General Corporation Law.

(9)	The proposed amendment of the Code of Regulations to establish the size of the Board of Directors by the shareholders.

(10)	The proposed amendment of the Code of Regulations regarding nomination procedures for directors.

(11)	The proposed amendment of the Code of Regulations regarding the offices and officers of the Company.

(12)	The proposed amendment of the Code of Regulations regarding indemnification provisions.

(13)	The proposed amendment of the Code of Regulations regarding issuance of uncertificated shares.

(14)	The ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending January 31, 2007.

(15)	Such other business as may properly come before the meeting or any adjournment or postponement thereof.
Shareholders of record at the close of business on April 17, 2006 will be entitled to notice of and to vote at such annual meeting or any adjournment or postponement thereof.
BY THE ORDER OF THE BOARD OF DIRECTORS
Thomas G. Smith, Secretary
Cleveland, Ohio
April 24, 2006
IMPORTANT: It is important that your stock be represented at the meeting. Whether or not you intend to be present, please mark, date and sign the appropriate enclosed proxy or proxies and send them by return mail in the enclosed envelope, which requires no postage if mailed in the United States.

FOREST CITY ENTERPRISES, INC.

i

FOREST CITY ENTERPRISES, INC.
Proxy Statement
Solicitation and Revocation of Proxies
The enclosed proxy or proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the “Company”) for use at the annual meeting of shareholders to be held on Thursday, June 15, 2006 at 2:00 p.m., Eastern Daylight Time, in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 24, 2006. A shareholder giving a proxy may revoke it by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.
Outstanding Shares and Voting Rights
As of April 17, 2006, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 76,055,275 shares of Class A Common Stock, par value $.33 1/3 per share (the “Class A Common Stock”), and 26,007,870 shares of Class B Common Stock, par value $.33 1/3 per share (the “Class B Common Stock”), of the Company (collectively, “Common Stock”). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes and Stan Ross have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Additionally, the holders of Class A Common Stock will be entitled to a separate class vote with respect to Proposals 2, 3, 4 and 6 which propose to amend Article IV, Capital Stock, of the Amended Articles of Incorporation (the “Amended Articles”) and the holders of Class B Common Stock will be entitled to a separate class vote with respect to Proposals 3 and 4. In each such instance, the holders of Class A and Class B Common Stock will be entitled to one vote per share. Except for the election of directors and the separate class votes required in connection with amending the Company’s Amended Articles, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held as of the record date.
If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class will have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, will have as many votes as equal the number of shares of that class of common stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of common stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.
Under Ohio law and the Company’s Amended Articles, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2007. Broker non-votes will not be counted as cast for any proposal.

Election of Directors
It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders’ meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.
At March 1, 2006, the Ratner, Miller and Shafran families, which include members of the Company’s current Board of Directors and certain executive officers (“Family Interests”), owned 74.8% of the Class B Common Stock. RMS, Limited Partnership (“RMSLP”), which owned 74.6% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Executive Vice President of the Company and Director; Deborah Ratner Salzberg, President — Forest City Washington, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and Abraham Miller. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner, and is the father of Abraham Miller.
Under the partnership agreement of RMSLP (the “Agreement”), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of the Company held by RMSLP.
At March 1, 2006, members of the Family Interests collectively owned 18.1% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 2006, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:

			Percent of
		Shares of Class B	RMSLP’s
	Name of	Common Stock	Holdings of Class B
Family Branch	General Partners	Held through RMSLP	Common Stock

Max Ratner	Charles A. Ratner	9,378,545	48.4%
	Ronald A. Ratner

Albert Ratner	Brian J. Ratner	4,928,660	25.4%
	Deborah Ratner Salzberg

Samuel H. Miller	Samuel H. Miller	998,206	5.1%

Shafran	Joan K. Shafran	2,880,808	14.9%
	Joseph Shafran

Ruth Miller	Abraham Miller	1,210,419	6.2%

Total		19,396,638	100.0%

The following table sets forth the beneficial ownership of shares of Class A and Class B Common Stock as of March 1, 2006 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

				Number of Shares of Common Stock Beneficially Owned
							Combined
							Class
				Class A			A and B	Percent	Class B
		Occupation	Director	Common		Percent	Common	of	Common	Percent of
Name		and Age	Since	Stock (h)(j)		of Class (h)	Stock (i)(j)	Class (i)	Stock	Class

NOMINEES

(a)	Michael P. Esposito, Jr.	Chairman of XL Capital Ltd. (insurance); Non-Executive Chairman of Primus Guaranty Ltd. (seller of credit protection); Retired Executive Vice President Chief Control Compliance and Administrative Officer, The Chase Manhattan Bank, N.A. (banking). Director of Annuity & Life Ltd. (insurance). Age 66 (c)(d)(e)	1995	112,425	(1)	.15%	112,425	.15%	—	—

(a)	Joan K. Shafran	Chief Operating Officer, Powell Partners Ltd. (investments) and Executive Managing Partner, The Berimore Co. (investments). Age 58	1997	472,204	(2)	.62%	19,882,342(2)(3)	20.88%	19,410,138	74.51%

(a)	Louis Stokes	Senior Counsel — Attorney-at-Law, Squire, Sanders & Dempsey LLP since 1999 (law) and Retired Member of The United States Congress from 1969 to 1999. Director of American Stone (stone). Age 81 (d)(e)	1999	50,715	(4)	.07%	50,715	.07%	—	—

(a)	Stan Ross	Chairman of the Board, USC Lusk Center for Real Estate and Senior Fellow (education) and Retired Vice Chairman, Ernst & Young (accounting & consulting). Age 70 (c)(d)	1999	47,400	(5)	.06%	47,400	.06%	—	—

(b)	Albert B. Ratner	Co-Chairman of the Board of Directors of the Company since June 1995, Vice Chairman of the Board from June 1993 to June 1995, Chief Executive Officer prior to July 1995 and President prior to July 1993. Director of RPM, Inc. (lubricants) until October 2005. Age 78. (f)	1960	1,715,312	(6)	2.26%	1,722,252(6)(7)	2.27%	6,940(7)	.03%

				Number of Shares of Common Stock Beneficially Owned
						Combined
						Class
				Class A		A and B		Percent	Class B
		Occupation	Director	Common	Percent	Common		of	Common		Percent of
Name		and Age	Since	Stock (h)(j)	of Class (h)	Stock (i)(j)		Class (i)	Stock		Class

NOMINEES

(b)	Samuel H. Miller	Co-Chairman of the Board of Directors of the Company since June 1995, Chairman of the Board from June 1993 to June 1995 and Vice Chairman of the Board, Chief Operating Officer prior to June 1993, Treasurer since December 1992. Age 84. (f)	1960	2,403,281(8)	3.17%	21,799,919	(8)(9)	22.90%	19,396,638(9)		74.46%

(b)	Charles A. Ratner	President of the Company since June 1993, Chief Executive Officer since June 1995, Chief Operating Officer from June 1993 to June 1995 and Executive Vice President prior to June 1993. Director of American Greetings Corporation (greeting cards) and RPM, Inc. (Lubricants) Age 64. (f)	1972	3,156,993(10)	4.16%	22,553,631	(10)(11)	23.67%	19,396,638		74.46%

(b)	James A. Ratner	Executive Vice President of the Company since March 1988. Age 61. (f)	1984	4,775,070(12)	6.30%	4,775,070	(12)(13)	6.30%	—	(13)	—

(b)	Jerry V. Jarrett	Retired Chairman and Chief Executive Officer of Ameritrust Corporation (banking). Age 74. (c)(d)	1984	65,400(14)	.09%	65,400		.09%	—		—

(b)	Ronald A. Ratner	Executive Vice President of the Company since March 1988. Age 59. (f)	1985	4,104,617(15)	5.41%	23,501,255		24.67%	19,396,638(16)		74.46%

(b)	Scott S. Cowen	President, Tulane University (education) since July 1998, Dean and Professor of Weatherhead School of Management, Case Western Reserve University (education) prior to July 1998. Director of JoAnn Stores, Inc. (specialty retailing), Newell Rubbermaid Corporation (consumer products) and American Greetings Corporation (greeting cards). Age 59. (d)(e)	1989	17,100(17)	.02%	17,100		.02%	—		—

				Number of Shares of Common Stock Beneficially Owned
						Combined
						Class
				Class A		A and B	Percent	Class B
		Occupation	Director	Common	Percent	Common	of	Common	Percent of
Name		and Age	Since	Stock (h)(j)	of Class (h)	Stock (i)(j)	Class (i)	Stock	Class

NOMINEES

(b)	Brian J. Ratner	Executive Vice President of the Company since August 2000, Senior Vice President-East Coast Development from January 1997 to August 2000, Vice President-Urban Entertainment from June 1995 to December 1996, Vice President from May 1994 to June 1995. Age 48. (f)	1993	281,443(18)	.37%	19,678,081(18)(19)	20.66%	19,396,638(19)	74.46%

(b)	Deborah Ratner Salzberg	President of Forest City Washington, Inc., a subsidiary of the Company. Age 52. (f)	1995	782,962(20)	1.03%	20,179,600	21.19%	19,396,638(21)	74.46%

OTHER NAMED EXECUTIVE OFFICER

	Thomas G. Smith	Executive Vice President of the Company since October 2000, Senior Vice President prior to October 2000, Chief Financial Officer and Secretary. Director of Cleveland Region Advisory Board, First Merit Bank (banking). Age 65. (f)(g)		42,961(22)	.06%	44,486	.06%	1,525.01%

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS A GROUP (16 in number)				12,754,739(23)	16.72%	32,176,372(23)(24)	33.62%	19,421,633(24)	74.55%

(1)	Includes 5,400 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(2)	Includes 291,504 shares of Class A Common Stock held in partnerships in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 29,768 shares of Class A Common Stock held in a trust for which she is trustee and has shared power of voting and disposition.

(3)	Includes 13,500 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran’s beneficial ownership of the remaining 19,396,638 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(4)	Includes 47,400 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(5)	Represents 47,400 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(6)	Albert B. Ratner has beneficial ownership of 1,642,476 shares of Class A Common Stock held in trusts: 800,534 shares for which he is a trustee with shared power of voting and disposition and 841,942 shares for which he has sole power of voting and disposition. Mr. Ratner also has beneficial ownership of 64,800 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

(7)	Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 4,445,523 shares of Class B Common Stock held in trusts for which he is trustee and 380,976 shares held in trusts for which he is trust advisor, of which 2,237,161 shares are held in the Albert Ratner Family Branch of RMSLP, 2,063,578 shares are held in the Max Ratner Family Branch of RMSLP and 525,760 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(8)	Samuel H. Miller has beneficial ownership of 2,383,418 shares of Class A Common Stock held in trusts: 751,212 shares for which he is a trustee with shared power of voting and disposition and 1,632,206 for which he has sole power of voting and disposition.

(9)	Samuel H. Miller’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(10)	Charles A. Ratner has beneficial ownership of 2,977,694 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 26,324 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 88,800 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(11)	Charles A. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(12)	James A. Ratner has beneficial ownership of 4,610,898 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 68,872 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 54,000 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(13)	Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 784 shares of Class B Common Stock owned directly but held by RMSLP, 6,164,254 shares of Class B Common Stock held in trusts for which he is trustee and 922,866 shares held in trusts for which he is trust advisor, of which 5,418,290 shares are held in the Max Ratner Family Branch of RMSLP, 1,155,298 shares are held in the Albert Ratner Family Branch of RMSLP and 514,316 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP on page 2.

(14)	Includes 62,400 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(15)	Ronald A. Ratner has beneficial ownership of 4,009,342 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 54,000 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(16)	Ronald A. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(17)	Includes 10,800 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(18)	Brian J. Ratner has beneficial ownership of 221,828 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Includes 33,800 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(19)	Brian J. Ratner’s beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(20)	Deborah Ratner Salzberg has beneficial ownership of 709,288 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 31,200 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(21)	Deborah Ratner Salzberg’s beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP on page 2.

(22)	Includes 42,422 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(23)	These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 493,822 shares that were issuable upon the exercise of stock options vested at March 1, 2006 or vesting within 60 days thereafter.

(24)	These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 19,396,638 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)	Nominated for election by holders of Class A Common Stock.

(b)	Nominated for election by holders of Class B Common Stock.

(c)	Member of the Audit Committee.

(d)	Member of the Compensation Committee.

(e)	Member of the Corporate Governance and Nominating Committee.

(f)	Officer and/or director of various subsidiaries of the Company.

(g)	This officer is not a director.

(h)	Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i)	Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a one-for-one basis.

(j)	This column includes, if any, Class A stock options that were exercisable on March 1, 2006 or will be exercisable within 60 days after such date.
The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B Common Stock shareholders.

Director Compensation
The director compensation schedule for nonemployee directors that was adopted effective March 2005 is as follows:
A.	Annual Board Retainer and Annual Stock Option Award
•	nonemployee directors shall be paid an annual retainer of $40,000 ($10,000 to be paid quarterly); and

•	independent directors shall receive additional compensation in the form of an annual stock option grant, given in either stock options, stock appreciation rights, or restricted shares or units, of approximately 11,000 shares.
B.	Fees for Specific Services as a Nonemployee Director
Each independent director shall be entitled to receive up to $80,000 in additional fees for specific services as a director, which shall be earned and become payable according to the following schedule:
•	the independent directors shall receive $1,500 for attendance at board committee meeting under 3 hours in duration and $3,000 for a meeting longer than 3 hours in duration;

•	the chairman of each board committee shall receive $3,000 for attendance at a board committee meeting under 3 hours in duration and $6,000 for a meeting longer than 3 hours in duration;

•	the independent director serving as “Presiding Director” shall be paid an annual fee of $6,000 ($1,500 to be paid quarterly) for the lead director’s additional responsibilities;

•	the independent/nonemployee directors shall receive $1,500 for each Board of Directors meeting actually attended;

•	the independent/nonemployee directors shall receive $1,500 per day for attendance in their capacity as directors at formal meetings with Company officers not held on the same day as a board meeting or board committee meeting, including, without limitation but by way of example, Executive Committee meetings and strategic planning meetings; and

•	the independent directors shall receive $1,500 per day for each day on which they attend “supplemental meetings” or perform “supplemental services” in their capacity as members of the board committee, in each case as determined to be extraordinary and approved for payment by the applicable board committee following submission of a request for payment by the independent director.
C.	Director Stock Ownership
•	the independent directors shall have up to five years from March 2005 to acquire the greater of (i) 6,000 shares of Company stock or (ii) the number of shares equal to $160,000, which is four-times their current retainer fee of $40,000; these shares may be acquired in the form of exercised stock options, vested restricted stock or units, or phantom shares accumulated in their Deferred Compensation Plan.
The Deferred Compensation Plan for Nonemployee Directors permits nonemployee members of the Board of Directors to defer 50% or 100% of their annual board retainer. Directors electing to participate select either a cash investment option or stock investment option for fees deferred during the year. Fees deferred to the stock investment option are deemed to be invested in the Company’s Class A Common Stock (the “Phantom Shares”). Dividends earned on Phantom Shares are deemed to be reinvested in more shares. After the participant ceases to be a director of the Company, the Phantom Shares accumulated in the participant’s account will be paid out in shares of Class A Common Stock or cash, as elected by the participant. There were 8,973 Phantom Shares accumulated in participants’ accounts as of January 31, 2006. The Plan does not limit the number of shares that can be issued under the stock investment option.

During the year ended January 31, 2006, in addition to the annual board retainer and Board of Directors meeting attendance fees, Messrs. Cowen, Esposito, Jarrett, Ross and Stokes received $12,000, $43,500, $25,500, $21,000 and $10,500, respectively, for attending or serving as chairman for board committee meetings. In addition, Mr. Cowen received $6,000 for serving as Presiding Director of the Board of Directors and Mr. Jarrett received $6,000 for attendance at Executive Committee meetings during the year. In April 2005, the Company granted 10,800 stock options to each of the independent directors. On April 4, 2006, the Company granted an additional 10,800 stock options to each of the independent directors. During the year, Mr. Ross used the Company airplane to travel to a Board of Directors meeting at an incremental cost of $20,393; and Mr. Cowen used the Company airplane to travel to/from one Board of Directors meeting and from another Board of Directors meeting at a total incremental cost of $17,126. Directors who are also employees of the Company receive no additional compensation for service as directors.
The Corporate Governance and Nominating Committee annually reviews the policy of independent/nonemployee director compensation and stock ownership requirements.

Principal Security Holders
Unless otherwise indicated, the following table sets forth the security ownership as of March 1, 2006 of all other persons who beneficially own 5% or more of the Company’s common stock.

	Number of Shares of Common Stock Beneficially Owned
				Combined
	Class A			Class A and B			Class B
	Common		Percent	Common		Percent	Common		Percent
Name and Address	Stock (a)		of Class (a)	Stock (b)		of Class (b)	Stock		of Class

Third Avenue Management, LLC	16,509,973	(1)(4)	21.78%	16,538,523	(1)(4)	21.81%	28,550	(1)(4)	0.11%
622 Third Avenue, 32nd Floor New York, NY 10017

Private Capital Management, Inc.	11,543,201	(2)(4)	15.23%	13,548,955	(2)(4)	17.42%	2,005,754	(2)(4)	7.70%
Bruce S. Sherman and Gregg J. Powers 8889 Pelican Bay Boulevard, Suite 500 Naples, FL 34108

Columbia Wanger Asset Management, L.P.	330,000	(3)(4)	0.44%	1,728,000	(3)(4)	2.24%	1,398,000	(3)(4)	5.37%
227 West Monroe Street, Suite 3000 Chicago, IL 60606

Joseph Shafran	318,122	(5)	0.42%	19,728,260	(5)	20.72%	19,410,138	(5)	74.51%
Paran Management Company, Ltd. 2720 Van Aken Boulevard, Suite 200 Cleveland, OH 44120

Abraham Miller	56,586	(6)	0.07%	19,453,224	(6)	20.44%	19,396,638	(6)	74.46%
Graffiti, Inc. 3111 Carnegie Avenue Cleveland, OH 44115

Ratner, Miller & Shafran Family Interests Terminal Tower	13,797,586	(7)	18.14%	33,288,614	(7)	34.84%	19,491,028	(7)	74.82%
50 Public Square, Suite 1600 Cleveland, OH 44113

(1)	Third Avenue Management LLC (“TAM”) is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. TAM has sole power of voting for 15,320,843 shares and sole power of disposition of 16,509,973 shares of Class A Common Stock. Various other Third Avenue investment companies registered under the Investment Company Act of 1940 have the right to receive dividends and sales proceeds from certain of the shares reported by TAM. Various separately-managed accounts for whom TAM acts as investment advisor have the right to receive dividends and sales proceeds from certain of the shares reported by TAM.

(2)	Private Capital Management, Inc. (“PCM”), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities. Bruce S. Sherman, as Chief Executive Officer of PCM, and Gregg J. Powers, as President of PCM, exercise shared dispositive and shared voting power with respect to shares held by PCM’s clients and managed by PCM and may be deemed to be the beneficial owner of the 11,543,201 shares of Class A Common Stock and 2,005,754 shares of Class B Common Stock beneficially owned by PCM. Messrs. Sherman and Powers disclaim beneficial ownership in the shares held by PCM’s clients and disclaim the existence of a group.

(3)	Columbia Wanger Asset Management, L.P. (“WAM”), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, WAM Acquisition GP, Inc., the general partner of WAM, and Columbia Acorn Trust have shared and dispositive power of 330,000 shares of Class A Common Stock and 1,398,000 shares of Class B Common Stock.

(4)	The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 2005 as disclosed in Forms 13F and/or Schedule 13G filed by the Principal Security Holder.

(5)	Joseph Shafran is the brother of Joan K. Shafran, Director. Mr. Shafran has beneficial ownership of 288,354 shares of Class A Common Stock held in two partnerships in which he has shared power of voting and disposition. Mr. Shafran also has beneficial ownership of 29,768 shares of Class A Common Stock held in a trust for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 13,500 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran’s beneficial ownership of the remaining 19,396,638 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under “Election of Directors” on page 2.

(6)	Abraham Miller is the son of Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company. Abraham Miller has beneficial ownership of 7,000 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 49,586 shares for which he has sole power of voting and disposition. Abraham Miller’s beneficial ownership of the Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under “Election of Directors” on page 2.

(7)	The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 19,396,638 shares which represent 74.46% of the Class B Common Stock outstanding at March 1, 2006.

Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company’s Common Stock by these individuals).
(a)	Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b)	Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a one-for-one basis.

Independence Determinations
The Company is in a “controlled company” status under the New York Stock Exchange (“NYSE”) corporate governance rules because, as of March 1, 2006, the Ratner, Miller and Shafran Family Interests controlled 13,797,586 Class A votes and 194,910,280 Class B votes for an aggregate voting percentage of 62.1%. See “Election of Directors” on page 2 for a description of the Ratner, Miller and Shafran Family Interests. As a result of the controlled company status, the Company is not required to have a majority of the Board of Directors composed of independent directors. Although not required under NYSE corporate governance rules, the Board has determined that all members of the Company’s Compensation Committee and Corporate Governance and Nominating Committee are independent. Additionally, under the Company’s corporate governance committee guidelines, all members of its Audit Committee are required to be independent directors.
The Board has unanimously determined that Messrs. Cowen, Esposito, Jarrett, Ross and Stokes are neither affiliated persons of the Company nor do they have any material relationship with the Company (other than their role as director of the Company) and, therefore, qualify as independent directors within the meaning of all applicable laws and regulations, including the enhanced independence standards for the NYSE. In addition, all members of all committees, including the Audit Committee, qualify as independent within the meaning of all applicable laws and regulations, including the enhanced independence standards of the NYSE. The enhanced independence standards of the NYSE discussed by the Corporate Governance and Nominating Committee in their review of director independence status are as follows:
i.	No director will qualify as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Company will identify which directors are independent and disclose these affirmative determinations.

ii.	No director can be independent if the director is, or has been within the last three years, an employee of the Company.

iii.	No director can be independent whose immediate family member is or has been an executive officer of the Company within the last three years.

iv.	No director can be independent if the director received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than (a) director and committee fees, (b) compensation received by a director for former service as an interim Chairman, Chief Executive Officer or other executive officer, (c) compensation received by an immediate family member for service as an employee of the Company (other than an executive officer), and (d) pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

v.	No director can be independent if:
a.	the director or an immediate family member is a current partner of the Company’s internal auditor or independent registered public accounting firm;

b.	the director is a current employee of the Company’s internal auditor or independent registered public accounting firm;

c.	the director has an immediate family member who is a current employee of the Company’s internal auditor or independent registered public accounting firm and participates in the audit, assurance or tax compliance (but not tax planning) practice; or

d.	the director or an immediate family member was within the last three years (but is no longer) a partner or employee of the Company’s internal auditor or independent registered public accounting firm and personally worked on the Company’s audit within that time.
vi.	No director can be independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on that company’s compensation committee.

vii.	No director can be independent if the director is a current employee, or an immediate family member is a current executive officer, of a company (excluding charitable organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

viii.	No director can be independent if the Company has made charitable contributions to any charitable organization in which such director serves as an executive officer if, within the preceding three years, contributions by the Company to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000, or 2% of such charitable organization’s consolidated gross revenues.
In making these independence determinations, the Board considered all of the factors that automatically compromise director independence as specified in the respective independence standards of the Securities and Exchange Commission (“SEC”) and the NYSE and definitively determined that none of those conditions existed. In addition, the Board considered whether any material relationship beyond those factors that automatically compromise director independence existed between either the Company and/or its management and/or any of their respective affiliates or family members or otherwise between each director or any family member of such director or any entity with which director or family member of such director was employed or otherwise affiliated. For those directors for whom the Board determined there was a relationship, the Board then considered whether or not the relationship was material or did in fact, or could reasonably be expected to, compromise such director’s independence from management. The Board definitively determined for those directors identified as independent above that either no such relationship existed at all or that any relationship that existed was not material and/or did not so compromise such director’s independence from management.
Committees of the Board of Directors
During the year ended January 31, 2006, the Company’s Board of Directors held four regular meetings and two special meetings.
The Board’s policy is to conduct its specific oversight tasks through committees, with the objective of freeing the Board as a whole to focus on strategic oversight and matters that by law or custom require the attention of the full Board. The Company’s Board has established three standing committees, functioning in the following areas:
•	audit and financial reporting;

•	management compensation; and

•	nominations, corporate governance and succession planning.
In addition, the independent members of the Board meet in an executive session following each regularly scheduled Board meeting. Scott S. Cowen, as the Chairman of the Corporate Governance and Nominating Committee, serves as Presiding Director of these sessions.
Each of the committees operates under a written charter approved by the Board following review and recommendation by the Corporate Governance and Nominating Committee. The Company’s committee charters can be viewed on its website at www.forestcity.net. The information found on the Company’s website is not part of this proxy statement.
Each Board committee is authorized to retain outside advisors.
Nine directors attended at least 75% of the meetings of the Board and those committees on which such director served. Due to the death of their mother during a week in which two Board meetings were held, Charles A. Ratner, James A. Ratner and Ronald A. Ratner were only able to attend 67% of the aggregate meetings of the Board. Due to personal reasons, Samuel H. Miller was only able to attend 50% of the aggregate meetings of the Board.
The Company’s policy with respect to attendance by directors at the annual meeting of shareholders is that attendance is required when the annual meeting of shareholders coincides with a Board of Directors meeting. The exception to this attendance requirement is when the two meetings are not consecutively scheduled. Twelve of the thirteen directors attended the 2005 annual meeting of the shareholders.

The principal functions of the Board’s committees and related information are:
1.	Audit Committee. The Company’s Audit Committee is composed of three nonemployee, independent directors: Michael P. Esposito, Jr., the chairman of such committee, Jerry V. Jarrett and Stan Ross. All of the Company’s Audit Committee members are financially literate in accordance with the requirements of the NYSE Listed Company Manual. The Board has determined that Michael P. Esposito, Jr., Chairman of the Audit Committee, qualifies as an “audit committee financial expert” in accordance with the requirements of Section 407 of the Sarbanes-Oxley Act of 2002 and the SEC rules implementing that section. The Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities with respect to the following:
•	the integrity of the Company’s financial statements, including the Company’s system of internal controls, accounting controls and disclosure controls;

•	the Company’s compliance with legal, ethical and regulatory requirements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of the independent registered public accounting firm and the Company’s internal audit function; and

•	produce the Audit Committee’s report, made pursuant to the Securities Exchange Act of 1934, to be included in the Company’s annual proxy statement.
The Audit Committee meets with the independent registered public accounting firm on a quarterly basis and periodically as deemed necessary. In addition, the Audit Committee has established a policy for “Employee Complaint Procedures for Accounting and Auditing Matters,” which establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Shareholders of the Company will be given the opportunity to ratify the appointment of the Company’s independent registered public accounting firm at its 2006 annual meeting (see Proposal 14 on page 33). Although this ratification is not required by law, the Board believes that shareholders should be given an opportunity to express their views on the subject.
The Audit Committee met eleven times during the year ended January 31, 2006.
A copy of the Audit Committee Report is included in this proxy statement (page 15). The Audit Committee charter, as amended, is available on the Company’s website at www.forestcity.net.
2.	Compensation Committee. The Company’s Compensation Committee is composed of five nonemployee, independent directors: Jerry V. Jarrett, the chairman of such committee, Scott S. Cowen, Michael P. Esposito, Jr., Stan Ross and Louis Stokes. The Compensation Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to compensation matters by:
•	establishing and administering compensation of the Company’s executive officers and senior management;

•	administering the Company’s stock option or other equity incentive plans; and

•	in accordance with federal securities laws, producing an annual report on executive compensation for inclusion in the proxy statement relating to the Company’s annual meeting of shareholders.
The committee also evaluates the performance of the Chief Executive Officer based on objective and subjective criteria, including an assessment of business performance, accomplishment of long-term strategic objectives, and management development.
The Compensation Committee met three times during the year ended January 31, 2006.
A copy of the Compensation Committee Report is included in this proxy statement (page 16). The Compensation Committee charter, as amended, is available on the Company’s website at www.forestcity.net.

3.	Corporate Governance and Nominating Committee. The Company’s Corporate Governance and Nominating Committee is composed of three nonemployee, independent directors: Scott S. Cowen, the chairman of such committee, Louis Stokes and Michael P. Esposito, Jr. The Corporate Governance and Nominating Committee’s purpose is to assist the Board in carrying out its oversight responsibilities relating to corporate governance matters, including the composition of the Board. As part of its responsibilities, the committee considers and makes recommendations to the full Board with respect to the following matters:
•	identifying individuals qualified to become Board members and the director nominees for the next annual meeting of shareholders;

•	director nominees for each committee;

•	organizational and governance structure of the Company, including developing and recommending to the Board the Corporate Governance Guidelines applicable to the Company;

•	the Company’s Code of Legal and Ethical Conduct;

•	the Board’s annual review of its performance;

•	appropriate procedures for the succession planning for senior officer executive positions;

•	appropriate procedures to evaluate the performance of the Chief Executive Officer;

•	evaluation of the Board, its committees and management; and

•	nonemployee Board member compensation.
The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The committee regularly reviews the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the committee considers various potential candidates for director. The Corporate Governance and Nominating Committee may consider candidates recommended by shareholders, as well as from other sources, such as current directors or officers, professional search firms or other appropriate sources. The Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors, and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the Board of Directors.
Third party consultants may be retained from time to time to identify potential candidates, but any such retention will be made directly by the Corporate Governance and Nominating Committee. If retained, third party consultants would be used primarily to identify potential candidates, conduct customary background and reference checks and recommend potential candidates to the Committee in accordance with criteria furnished by the Committee. On occasion, at the request of the Chairperson of the Committee, third party consultants may also conduct preliminary screening and interviews to assess candidate suitability in accordance with criteria furnished by the Committee.
The Company’s Corporate Governance Guidelines contain Board membership criteria that apply to the Corporate Governance and Nominating Committee’s recommended nominees for a position on the Company’s Board of Directors. Under these criteria, members of the Board shall demonstrate the qualities of integrity and high ethical standards, have the ability to communicate clearly and persuasively, express opinions, raise tough questions and make informed, independent judgments. A director shall possess knowledge, experience and skills in a minimum of one specialty area, such as: knowledge of the real estate industry (development, management, operations, marketing, competition, etc.); accounting and finance; corporate management; and international, legal or governmental expertise. Other qualifications include diversity in gender, ethnic background, geographic origin or personal and professional experience. The willingness and ability to work with other members of the Board of Directors in an open and constructive manner and the ability to devote sufficient time to prepare for and attend Board meetings are required. Service on other boards of public companies should be limited to no more than three or four, subject to the Board of Directors’ review.
To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance and Nominating Committee, care of the Corporate Secretary, at the main office of the Company:
•	the name, age, business address and residence of the person recommended as a director candidate;

•	the principal occupation or employment of the person;

•	any information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•	the name and record address of the nominating shareholder;

•	the number of shares and class of common stock beneficially owned, for at least one year, by the nominating shareholder; and

•	a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Corporate Governance and Nominating Committee at least 90 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
See Proposal 10 regarding amending the Company’s Code of Regulations to formalize the nomination procedures for directors.
The Corporate Governance and Nominating Committee met four times during the year ended January 31, 2006.
A copy of the Corporate Governance and Nominating Committee Report is included in this proxy statement (page 17). The Corporate Governance and Nominating Committee charter, as amended, is available on the Company’s website at www.forestcity.net.
The following Audit Committee Report, Compensation Committee Report, Corporate Governance and Nominating Committee Report and Performance Graph on page 22, shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference and shall not otherwise be deemed filed under such acts.
Audit Committee Report
In accordance with its written charter, as adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the accounting, financial reporting, data processing, regulatory and internal control environments. The Audit Committee charter, as amended, is available on the Company’s website at www.forestcity.net.
The Audit Committee has received and reviewed the written disclosures and letter of independence from PricewaterhouseCoopers, LLP, the Company’s independent registered public accounting firm, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers, LLP their independence. The Audit Committee has also considered whether the provision of other non-audit services to the Company by PricewaterhouseCoopers, LLP are compatible with maintaining their independence.
The Audit Committee has discussed with the Company’s independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in its financial statements, and the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), as amended by SAS No. 90 and other regulations.
The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm the audited financial statements of the Company as of and for the year ended January 31, 2006, and management’s assertion on the design and effectiveness of the Company’s internal controls over financial reporting as of January 31, 2006. In addition, the Committee discussed with the independent registered public accounting firm any significant deficiencies in the Company’s internal controls over financial reporting identified as a result of the firm’s audit of the Company’s internal controls.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements and report on management’s assertion on the design and effectiveness of internal controls over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2006, filed with the SEC.

Michael P. Esposito, Jr.	Jerry V. Jarrett	Stan Ross
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board of Directors consists entirely of nonemployee, independent directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and none had interlocking relationships with any other entities of the type that would be required to be disclosed in this proxy statement.
Compensation Committee Report
The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company’s strategic objectives. The Compensation Committee’s charter, as amended, is available on the Company’s website at www.forestcity.net.
The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual’s performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company’s strategic objectives and thus maximize shareholder value over time.
The Compensation Committee recommends, reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company’s “key” officers as defined by the committee, including, without limitation, the administration of the Company’s equity incentive plans.
The Company’s 1994 Stock Plan was amended and restated as of June 21, 2005, filed in the Company’s Proxy Statement for the 2005 annual meeting and approved by the Company’s shareholders. An amendment to revise retirement age under the Plan to age 65 was unanimously approved by the Committee at its December 2005 meeting.
The Committee reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.
The Compensation Committee periodically utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers’ salaries and compare those paid by the Company with comparable corporations in the real estate field. In addition, the consultants are asked to provide the Committee with guidance on ranges in annual salary and incentive compensation so officers of the Company would be compensated on a competitive basis. The Committee meets with these consultants as required and expects to continue to use their services in the future.
The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Office, effective February 1, 2005. The Agreement provides for an annual salary of $500,000. The contract was initially for a one-year term and is renewable for additional one-year terms unless otherwise terminated. In reviewing the Chief Executive Officer’s compensation, the Compensation Committee believes one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting the Company’s industry and to adjust strategic directions and tactical plans to be responsive, improving shareholder value over time and development of management succession plans.
In December 2005, the Committee approved the amended and restated deferred compensation plans for the executives and nonemployee directors, effective January 1, 2005, which were revised to comply with IRS Notice 2005-1 and the proposed regulations issued on September 29, 2005 for Section 409(A) of the Internal Revenue Code of 1986. The Committee additionally approved and recommended Board approval of the Forest City Enterprises, Inc. Unfunded Nonqualified Supplemental Pension Plan for Executives (as amended and restated effective January 1, 2005).

Jerry V. Jarrett, Chairman	Scott S. Cowen	Michael P. Esposito, Jr.

Stan Ross	Louis Stokes

Corporate Governance and Nominating Committee Report
The Company is managed by its senior management under the direction of the Board of Directors. The Board operates within a comprehensive plan of corporate governance and has adopted, and periodically reviews, policies and procedures to guide it in the discharge of its oversight responsibilities. They are summarized in this section. Copies of the Corporate Governance Guidelines adopted by the Company’s Board, its directorate committee charters, its Code of Legal and Ethical Conduct, as amended and other relevant information are set forth or explained in greater detail on the Company’s website at www.forestcity.net.
The Company regularly reviews its corporate governance policies and practices. The Board also routinely compares the Company’s corporate governance policies and practices to those suggested by various groups or authorities active in corporate governance, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of the NYSE. These reviews specifically focus on the following areas of corporate governance:
•	the Company’s Corporate Governance Guidelines in general;

•	the Company’s current Board composition and compensation;

•	the Company’s Board and committee operation and committee charters;

•	certain procedures relating to the Company’s Code of Legal and Ethical Conduct;

•	the Company’s director nomination process;

•	the Company’s shareholder communications process; and

•	director continuing education.
The Company expects to adopt further changes in the future that the Board believes are the best corporate governance policies and practices for it.
Corporate Governance Guidelines
The Board of Directors believes in establishing a corporate culture of accountability, responsibility and ethical behavior through the careful selection and evaluation of senior management and members of the Board of Directors and by carrying out the responsibilities of the Board of Directors with honesty and integrity. The Company’s Corporate Governance and Nominating Committee performed its annual review of the Company’s Corporate Governance Guidelines and recommended a minor change to the guidelines for Board approval. The Company’s Corporate Governance Guidelines, among other things, provide for Audit, Compensation and Corporate Governance and Nominating Committees; all members of the Audit Committee to be independent directors; regular sessions of independent directors; an annual self-assessment process for the Board and its committees; succession planning; and new director orientation and continuing director education. These guidelines, as amended, largely document practices and principles already in place at the Board level and are available on the Company’s website at www.forestcity.net.
Board Composition
The Company’s Board currently consists of five independent members and eight members of the Ratner, Miller and Shafran families, including the Company’s President and Chief Executive Officer and three executive vice presidents. Biographical information and information about the Board committees on which the Company’s directors serve is set forth in “Election of Directors” on pages 2-6 of this proxy statement. None of the Company’s independent directors have received any compensation from the Company, other than for his or her service as a director, or is associated with a firm that does business with or receives charitable donations from the Company, with two exceptions which the Corporate Governance and Nominating Committee reviewed and concluded such affiliations or contributions are immaterial and do not compromise the directors’ independence. Accordingly, all of these directors are independent under SEC and NYSE requirements, as well as the Company’s own Corporate Governance Guidelines. Under the Company’s Corporate Governance Guidelines, the Board determines whether a director has a relationship to the Company or its management that would interfere with such director’s exercise of independent judgment.

The functions of the Board Co-Chairmen and Chief Executive Officer of the Company are presently separated. The Company’s Corporate Governance Guidelines require that the independent directors regularly meet without the inside directors and management present for a portion of their meetings. The Board has selected Scott S. Cowen, Presiding Director and Chairman of the Corporate Governance and Nominating Committee, to preside over the executive sessions of the independent directors of the Board. The Company has established procedures to permit confidential and anonymous (if desired) submissions to the Presiding Director of concerns regarding the Company. Interested parties may make their concerns about the Company known to the independent directors by directly contacting Scott S. Cowen, the Presiding Director, by mailing a statement of concerns to the Company marked “Confidential.” Such correspondence should be addressed as follows:
Mr. Scott S. Cowen, Presiding Director
c/o General Counsel
“Confidential”
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1360
Cleveland, Ohio 44113
Code of Legal and Ethical Conduct
The Company requires that all directors and employees adhere to its Code of Legal and Ethical Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Legal and Ethical Conduct requires, among other things, that the Company’s employees avoid conflicts of interest, comply with all laws and other legal requirements and otherwise act with integrity. The Company requires all management personnel and newly hired employees to acknowledge receipt and compliance with the Code of Legal and Ethical Conduct, and those with supervisory duties are also required to acknowledge their responsibility for both informing and monitoring compliance with the Code of Legal and Ethical Conduct on the part of employees under their supervision.
The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company has implemented an anonymous hotline monitored by an external, third-party firm. The Company’s Audit Committee has adopted a policy statement entitled “Employee Complaint Procedures for Accounting and Auditing Matters” establishing those procedures.
Other Information
As indicated above, copies of Corporate Governance Guidelines, Code of Legal and Ethical Conduct and board committee charters, as well as other information and documents, are posted on the Company’s website at www.forestcity.net. References to the Company’s website are for your convenience; however, the information contained on the Company’s website is not incorporated into this proxy statement or any other report it files with the SEC.
If you prefer, the Company will send you copies of any of these materials upon written request.
Written requests should be directed to:
Geralyn M. Presti, General Counsel
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1360
Cleveland, Ohio 44113
geripresti@forestcity.net

Scott S. Cowen, Chairman	Michael P. Esposito, Jr.	Louis Stokes

Executive Compensation
The following table sets forth the compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer and the five other most highly compensated executive officers (the “Named Executive Officers”).
Summary Compensation Table

				Long Term Compensation
				Awards	Payouts
				Securities
		Annual Compensation		Underlying	LTIP	All Other
Name and Principal Position	Year	Salary ($)	Bonus($)	Options(#)	Payouts($)(1)	Compensation($)(2)

Charles A. Ratner,	2005	$500,000	$485,415	40,000	$—	$14,564
President and Chief	2004	$450,000	$308,700	—	$255,000	$13,011
Executive Officer	2003	$450,000	$75,000	43,200	$—	$12,188

Albert B. Ratner, Co-Chairman	2005	$475,000	$200,000	—	$—	$15,944
of the Board of Directors	2004	$475,000	$150,000	—	$—	$13,520
	2003	$475,000	$75,000	—	$—	$12,236

Samuel H. Miller, Co-Chairman	2005	$425,000	$200,000	—	$—	$15,944
of the Board of Directors	2004	$425,000	$150,000	—	$—	$13,520
and Treasurer	2003	$425,000	$75,000	—	$—	$12,236

James A. Ratner,	2005	$450,000	$437,836	25,200	$—	$14,564
Executive Vice President	2004	$400,000	$247,550	—	$225,000	$13,011
	2003	$400,000	$105,000	27,000	$—	$11,774

Ronald A. Ratner,	2005	$450,000	$449,400	25,200	$—	$13,322
Executive Vice President	2004	$400,000	$238,550	—	$225,000	$12,310
	2003	$400,000	$105,000	27,000	$—	$11,774

Thomas G. Smith,	2005	$400,000	$445,760	25,200	$—	$57,858
Executive Vice President,	2004	$399,039	$326,800	—	$213,000	$53,011
Chief Financial Officer	2003	$374,615	$107,250	21,600	$—	$52,188
and Secretary

(1)	Represents payment in 2004 for the achievement of long-term performance goals as set forth in the Company’s strategic plan for the four-year period 2000-2003.

(2)	Amounts reported as “All Other Compensation” in 2005 include (i) accrual of annual benefits to the named executive officer’s vested balance in the Company’s supplemental pension plan for executives (as described below), $10,000 each for: Charles A. Ratner, Albert B. Ratner, Samuel H. Miller, James A. Ratner, and Ronald A. Ratner, (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) imputed income of group term life insurance as follows: Charles A. Ratner, $3,564; Albert B. Ratner, $4,944; Samuel H. Miller, $4,944; Thomas G. Smith, $6,858; James A. Ratner, $3,564 and Ronald A. Ratner, $2,322; and (iv) the Company’s matching contribution to the 401(k) plan of $1,000 each.
The Supplemental Pension Plan for Executives is an unfunded nonqualified supplemental pension arrangement for a select group of executives and other members of management. The plan provides for the accrual of a discretionary benefit for the eligible participant plus annual discretionary increments. The participant becomes 50% vested in the accumulated benefits after 10 years of service and then 10% after each of the next five years of service until becoming 100% vested after 15 years of service. Benefits are payable in installments over a ten-year period upon the later of the date of termination or the attainment of age 60. The plan is administered by the Compensation Committee of the Board of Directors.
The Company entered into employment agreements with Albert B. Ratner and Samuel H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although they do not participate in a formal bonus plan, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with Charles A. Ratner, James A. Ratner and Ronald A. Ratner effective February 1, 2005, providing for annual salaries of $500,000, $450,000 and $450,000, respectively. These agreements are automatically renewable for one-year terms unless otherwise terminated.
The employment agreements for Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner and Ronald A. Ratner provide that upon the death of such officer, their beneficiary will receive an annual death benefit for five years equal to their annual salary at time of death. A similar death benefit is provided to Thomas G. Smith through an agreement dated May 31, 1999.
Option Grants in Last Fiscal Year
The following table sets forth information regarding stock options granted during year ended January 31, 2006 to the named executive officers:

Individual Grants
	Number of	% of Total
	Securities	Options
	Underlying	Granted to
	Options	Employees in	Exercise or		Grant Date
Name	Granted (#) (1)	Fiscal Year	Base Price ($/Sh)	Expiration Date	Present Value ($) (2)

Charles A. Ratner	40,000	5.04%	$31.75	4/6/2015	$399,976
Albert B. Ratner	-	-%	$-	-	$-
Samuel H. Miller	-	-%	$-	-	$-
James A. Ratner	25,200	3.17%	$31.75	4/6/2015	$251,985
Ronald A. Ratner	25,200	3.17%	$31.75	4/6/2015	$251,985
Thomas G. Smith	25,200	3.17%	$31.75	4/6/2015	$251,985

(1)	On April 6, 2005, fixed stock options to purchase Class A common stock were granted under the 1994 Stock Plan (“Plan”). The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value of the underlying stock on the date of grant. Under the Plan, the awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except for Thomas G. Smith, who was granted 6,296 incentive stock options and 18,904 non-qualified stock options.

(2)	The options were valued at $9.9994 each using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 22.9%, risk-free rate of return of 4.34%; divided yield of 0.7% and expected life of 6.6 years.
On April 4, 2006, the Company granted 115,600 stock options to the named executive officers as a group.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
The following table shows stock options exercised during the year ended January 31, 2006 by the named executive officers and the value of their unexercised stock options to purchase Class A Common Stock held at January 31, 2006.

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		FY-End (#)	FY-End ($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable (1)

Charles A. Ratner	150,000	$4,132,484	67,200 / 104,800	$1,559,489 / $1,694,376
Albert B. Ratner	-	$-	-	$-
Samuel H. Miller	-	$-	-	$-
James A. Ratner	94,500	$2,621,598	40,500 / 65,700	$939,276 / $1,060,209
Ronald A. Ratner	94,500	$2,621,590	40,500 / 65,700	$939,276 / $1,060,209
Thomas G. Smith	39,516	$852,292	31,622 / 57,600	$779,393 / $879,012

(1)	The value of unexercised in-the-money options at year-end is equal to the difference between the exercise price of the options and the last closing price of the Company’s Class A Common Stock on January 31, 2006 which was $37.87.

Equity Compensation Plan Information
The information presented in the following table is as of January 31, 2006.

	(a)	(b)	(c)

	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price	available for future issuance
	exercise of	of outstanding	under equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan category	warrants and rights	and rights	reflected in column (a))

Equity compensation Plan approved by security holders (1)	3,054,148	$18.42	5,110,060

Equity compensation Plan not approved by security holders (2)	8,973	$—	—

Total	3,063,121		5,110,060

(1)	The Company’s 1994 Stock Plan was approved by the shareholders in 1994 and was last amended and restated by shareholder approval on June 21, 2005, as further amended by the Compensation Committee on December 12, 2005. The Plan is administered by the Compensation Committee of the Board of Directors. Under the Plan, the Company may award Class A stock options, restricted shares and restricted stock units to key employees and nonemployee directors of the Company. The maximum number of shares that may be awarded under the Plan is 11,750,000. The maximum award to an individual during any calendar year is 400,000 stock options and 225,000 restricted shares or restricted stock units. Anti-dilution provisions in the Plan adjust the share maximums, outstanding awarded options and related exercise prices for stock splits or stock dividends. Each option grant has a maximum term of 10 years. Vesting schedules are determined by the Compensation Committee for each award and no vesting occurs during the first year following the date of grant. The exercise price of all options equal the fair market value of the stock on the date of grant.

(2)	The Company’s Deferred Compensation Plan for Nonemployee Directors is described on page 7.

Performance Graph
The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor’s 500 Stock Index (S&P 500) and the Dow Jones U.S. Real Estate Index. The cumulative total return is based on a $100 investment on January 31, 2001 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

	Jan-01	Jan-02	Jan-03	Jan-04	Jan-05	Jan-06
Forest City Enterprises Inc. – Class A	$100	$144	$121	$191	$216	$284
Forest City Enterprises Inc. – Class B	$100	$143	$121	$189	$215	$279
S&P500®	$100	$84	$65	$87	$92	$102
Dow Jones US Real Estate Index	$100	$111	$111	$164	$190	$242
Transactions with Affiliated Persons
The Company paid approximately $343,000 as total compensation during 2005 to RMS Investment Corp. (“RMSIC”), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (President — Forest City Washington, Inc. and a Director of the Company), Brian J. Ratner (Executive Vice President and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company’s Board of Directors) as Trustee. RMSIC manages and provides leasing services to two of the Company’s Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (240,000 square feet). The rate of compensation for such services is four percent of all tenant rentals, plus a lease fee of three to four percent of rental income. Management believes these fees are comparable to that which other management companies would charge.
Under the Company’s current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company’s Audit Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company’s conflict of interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjunction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.
Brian J. Ratner and Deborah Ratner Salzberg, the son and daughter of Albert B. Ratner, Co-Chairman of the Board of Directors, are directors and employed as an Executive Vice President of the Company and President of Forest City Washington, Inc., a subsidiary of the Company, respectively. During the year ended January 31, 2006, Brian J. Ratner received a salary and bonus of $419,015 and Deborah Ratner Salzberg received a salary of $298,724. David Russell, the son-in-law of Scott S. Cowen, an independent director of the Company, is employed by Forest City Ratner Companies, an affiliate of the Company, as a Project Manager. During the year ended January 31, 2006, David Russell received a salary and bonus of $120,135. Kevin L. Ratner and Jonathan Ratner, sons of Charles A. Ratner, President and Chief Executive Officer, are employed as a Senior Vice President of Development of Forest City Residential West, Inc., a subsidiary of the Company, and the Director of Sustainability Initiatives for the Company, respectively. Additionally, Richard Greenspan, the son-in-law of Charles A. Ratner, is employed by Forest City Ratner Companies, as a Project Manager. During the year ended January 31, 2006, Kevin L. Ratner, Jonathan Ratner, and Richard Greenspan received salary and bonus of $227,806, $86,808 and $279,885, respectively. Each of the foregoing individuals is also eligible for benefits, including a car allowance, and equity awards under the Company’s 1994 Stock Plan, as amended, on the same basis as other similarly situated employees.
Bruce Ratner, President and Chief Executive Officer of Forest City Ratner Companies, an affiliate of the Company, is the first cousin to five executive officers of the Company.
On September 28, 2005, four of the five independent directors of the Company authorized a $1,000,000 charitable contribution to the Tulane University Katrina Relief Fund (“Relief Fund”). The contribution to the Relief Fund is to be made in two equal installments, the first of which was paid in November 2005. The second installment will be paid during the fiscal year ending January 31, 2007. The four independent directors who authorized the contribution to the Relief Fund determined that the contribution did not compromise the independence of the Company’s fifth independent director, Scott S. Cowen, President of Tulane University and agreed to waive the provision of the Company’s Corporate Governance Guidelines which prohibits substantial charitable contributions to organizations to which a director is affiliated. All members of the Audit Committee concurred that Mr. Cowen’s independence was not compromised and agreed to waive the provision of the Company’s Amended and Restated Code of Legal and Ethical Conduct which prohibits circumstances that pose a conflict of interest for a director of the Company.
Section 16(a) Beneficial Ownership Reporting/Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than 10% of a registered class of the Company’s equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Executive officers, directors and owners of more than 10% of the common shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).
To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended January 31, 2006, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except for Joan Shafran who missed a Form 5 filing due to the late communication by a third-party regarding gifts she made; Robert G. O’Brien (Executive Vice President of Finance and Investment for Forest City Rental Properties Corporation, a subsidiary of the Company) filed a late Form 5, due to a technical error which prohibited an electronic transfer; and Brian Ratner filed a late Form 4 to report receipt of a stock option grant due to a technical error which caused the form to be filed the next morning.
Proposals to Amend Article IV, Capital Stock, of the Amended Articles
The Board of Directors has approved, subject to the approval of the Company’s shareholders, the adoption of the amendments to Article IV of the Company’s Amended Articles that are described below. The proposed amendments to the Amended Articles are separated below into Proposals 2 through 7 to allow shareholders to focus and vote on each significant change. If the shareholders approve each of the Proposals 2 through 7, Article IV of the Amended Articles will be adopted in the form attached to this proxy statement as Exhibit A. Therefore, Proposals 2 through 7 should be considered together. The Proposals regarding changes to the Amended Articles are as follows:
Proposal 2 – Increase the number of authorized shares of Class A Common Stock.
Proposal 3 – Increase the number of authorized shares of Class B Common Stock.
Proposal 4 – Eliminate certain class voting rights.
Proposal 5 – Eliminate reference to Class A Common Stock Preference Dividend.
Proposal 6 – Increase the number of authorized shares of Preferred Stock.
Proposal 7 – Amendments relating to the express terms of the Preferred Stock.
The following general description of Proposals 2 through 7 and the effect of each of the Proposals on Article IV of the Amended Articles are qualified in their entirety by reference to the full text of Article IV of the Amended Articles attached to this proxy statement as Exhibit A.
The Board of Directors recommends that the Company’s shareholders vote FOR each of the Proposals 2 through 7.
Proposal 2 — Amendment of Amended Articles to Increase the Number of Authorized Shares of Class A Common Stock
The Board of Directors recommends an amendment to the Amended Articles to increase the number of Class A Common Stock that the Company is authorized to issue from 96,000,000 to 271,000,000.
As of April 17, 2006, the record date:
•	76,055,275 Class A Common Stock were outstanding,

•	7,947,408 Class A Common Stock were reserved for issuance under various stock option plans and other employee benefit plans maintained by the Company (although only 3,950,800 of such shares are currently subject to outstanding stock options or other awards),

•	26,007,870 Class A Common Stock were issuable upon conversion of the 26,007,870 outstanding shares of Class B Common Stock, and

•	taking into account all Class A Common Stock outstanding, reserved for issuance under various stock options plans and other benefit plans and issuable upon conversion of the shares of Class B Common Stock, the Company would be required to have at least 110,010,553 Class A Common Stock authorized.
If all of the holders of outstanding stock options and other awards exercised such options and awards to acquire Class A Common Stock and the holders of Class B Common Stock exercised their conversion rights to receive shares of Class A Common Stock, the Company would not be able to issue a sufficient number of shares of Class A Common Stock. Accordingly, the increase in the Class A Common Stock is necessary in order to allow for the issuance of Class A Common Stock pursuant to the Company’s stock option and other benefit plans and upon conversion of the Class B Common Stock should the holders of the Class B Common Stock choose to convert their shares.
An additional purpose of the increase in authorized shares is to provide additional Class A Common Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include paying stock dividends, dividing or subdividing outstanding shares through stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has previously issued stock splits effected as stock dividends on its outstanding Class A Common Stock and Class B Common Stock in February 1997, July 1998, November 2001 and July 2005. Although the Company currently has no definite plan, commitment or understanding to issue any shares of the proposed additional Class A Common Stock in connection with a stock split or otherwise, the increase in authorized amounts would give the Company increased flexibility should the Board of Directors determine to do so. If authorization of any increase in the Class A Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of shareholders at that time could impair the Company’s ability to meet its objectives.
The proposed additional Class A Common Stock issued hereafter would be identical to the Class A Common Stock currently outstanding. No shareholder has any preemptive rights, and issuance of the proposed additional Class A Common Stock could dilute the voting rights of present holders of Class A Common Stock. It is possible, depending upon the transaction in which shares of Class A Common Stock are issued, that the issuance of such proposed additional Class A Common Stock could have a dilutive effect on shareholders’ equity, net income, earnings per share and book value per share attributable to present holders.
Notwithstanding the Company’s purposes for increasing the authorized Class A Common Stock available for issuance as described above, the existence of authorized and unissued Class A Common Stock might also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of Class A Common Stock and/or shares of Class B Common Stock, to acquire control of the Company with a view to carrying out a merger, sale of the Company’s assets or similar transaction, because the issuance of additional Class A Common Stock by the Company could be used to dilute the share ownership or voting rights of such person or entity. Further, any of such authorized but unissued Class A Common Stock could be privately placed with or otherwise issued to persons supporting incumbent management, making a change in control of the Company more difficult.
The affirmative vote of (1) the holders of a majority of the combined voting power of the outstanding Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a class and (2) the holders of 2/3 of the outstanding Class A Common Stock present or represented at the meeting voting separately as a class is required for approval of the proposed amendment. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal with respect to the combined vote required.
Proposal 3 — Amendment of Amended Articles to Increase the Number of Authorized Shares of Class B Common Stock
The Board of Directors recommends an amendment to the Amended Articles to increase the number of Class B Common Stock that the Company is authorized to issue from 36,000,000 to 56,000,000.
The purpose of the increase in authorized shares is to provide additional Class B Common Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include paying stock dividends, dividing or subdividing outstanding shares through stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has previously issued stock splits effected as stock dividends on its outstanding Class A Common Stock and Class B Common Stock in February 1997, July 1998, November 2001 and July 2005. Although the Company currently has no definite plan, commitment or understanding to issue any shares of the proposed additional Class B Common Stock in connection with a stock split or otherwise, the increase in authorized amounts would give the Company increased flexibility should the Board of Directors determine to do so. If authorization of any increase in the Class B Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of shareholders at that time could impair the Company’s ability to meet its objectives.
The additional Class B Common Stock issued hereafter would be identical to the Class B Common Stock currently outstanding. No shareholder has any preemptive rights, and issuance of the additional Class B Common Stock could dilute the voting rights of present holders of Class B Common Stock. It is possible, depending upon the transaction in which Class B Common Stock is issued, that issuance of such Class B Common Stock could have a dilutive effect on shareholders’ equity, net income, earnings per share and book value per share attributable to present holders.
Notwithstanding the Company’s purpose for increasing the authorized shares of Class B Common Stock available for issuance as described above, the existence of authorized and unissued Class B Common Stock might also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Class A Common Stock and/or shares of the Class B Common Stock, to acquire control of the Company with a view to carrying out a merger, sale of the Company’s assets or similar transaction, because the issuance of additional Class B Common Stock by the Company could be used to dilute the share ownership or voting rights of such person or entity. Further, any of such authorized but unissued Class B Common Stock could be privately placed with or otherwise issued to persons supporting incumbent management, making a change in control of the Company more difficult.
The affirmative vote of (1) the holders of a majority of the combined voting power of the outstanding Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a single class, (2) the holders of a majority of the outstanding Class A Common Stock present or represented at the meeting voting separately as a class and (3) the holders of 2/3 of the outstanding Class B Common Stock present or represented at the meeting voting separately as a class is required for approval of the proposed amendment. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal with respect to the combined vote required and for the separate Class B Common Stock vote.
Proposal 4 – Amendment of Amended Articles to Eliminate Certain Class Voting Rights
The Board of Directors recommends an amendment to the Amended Articles to eliminate the separate class vote that holders of Class A Common Stock and Class B Common Stock are entitled to receive or may be entitled to receive related to increases in the authorized capital stock of the Company to affect a stock split (whether by dividing or subdividing the outstanding shares or by stock dividend).
Pursuant to Section 1701.71(B)(5) of the Ohio Revised Code, when the authorized amount of a class of convertible securities is increased, the holders of the class into which such securities are convertible are entitled to a separate vote. Accordingly, holders of Class A Common Stock are currently entitled to a separate class vote when the authorized amount of the Class B Common Stock or Preferred Stock is increased. Pursuant to Section 1701(B)(5)(b), these rights to a class vote may be eliminated in the Articles of Incorporation. To eliminate these rights to a class vote, the Board of Directors proposes to amend Section D(2)(b) of Article IV as set forth in Exhibit A.
The current language of Section D(2)(b) of Article IV may also create a similar right to a class vote by the holders of a class when the authorized amount of that class is increased. To clarify that a class vote is not required to affect a stock split (whether by dividing or subdividing the outstanding shares or by stock dividend), the Board of Directors is also proposing additional changes to Section D(2)(b) of Article IV as set forth in Exhibit A.
Additionally, in order to understand the proposed changes to Section D(2)(b) by this proposal and Proposal 5 more clearly, Exhibit B to this proxy statement contains a “blacklined” version of that section showing the language proposed to be deleted from and inserted in Section D(2)(b). Text to be deleted from that section has been bracketed, and text to be inserted in that section is in boldfaced type and has been underlined.
The affirmative vote of (1) the holders of a majority of the combined voting power of the outstanding Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a single class, (2) the holders of 2/3 of the outstanding Class A Common Stock present or represented at the meeting voting separately as a class and (3) the holders of 2/3 of the outstanding Class B Common Stock present or represented at the meeting voting separately as a class is required for approval of the proposed amendment. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal with respect to the combined vote required and for the separate Class B Common Stock.
Proposal 5 – Amendment of Amended Articles to Eliminate Reference to Class A Common Stock Preference Dividend
The Board of Directors recommends amendments to the Amended Articles to (1) remove the reference to the preference dividend holders of Class A Common Stock were previously entitled to receive and (2) clarify certain provisions of Section D(2)(b) of Article IV.
This proposal would remove the current text of Section B(2) of Article IV as it is no longer applicable. This section only pertained to the preference dividend holders of Class A Common Stock were entitled to receive before the holders of Class B Common Stock were entitled to receive any cash dividends for fiscal years ending on or before January 31, 1988. As is currently the case under the Amended Articles, holders of Class A Common Stock and Class B Common Stock continue to be entitled to receive equal dividends pursuant to Section B(1) of Article IV after the approval of this proposal.
The Board of Directors is also proposing certain amendments to Section D(2)(b) of Article IV as set forth in Exhibit A. The Board of Directors does not believe that these clarifying amendments alter the rights, preferences, privileges or restrictions of the holders of Class A Common Stock and recommends the shareholders approve such clarifying amendments.
Additionally, in order to understand the proposed changes to Section D(2)(b) by this proposal and Proposal 4 more clearly, Exhibit B to this proxy statement contains a “blacklined” version of that section showing the language proposed to be deleted from and inserted in Section D(2)(b). Text to be deleted from that section has been bracketed, and text to be inserted in that section is in boldfaced type and has been underlined.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a class is required for approval of the proposed amendments. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal with respect to the combined vote required.
Proposal 6 – Amendment of Amended Articles to Increase the Number of Authorized Shares of Preferred Stock
The Board of Directors recommends an amendment to the Amended Articles to increase the number of shares of Preferred Stock, without par value (the “Preferred Stock”), that the Company is authorized to issue from 5,000,000 to 10,000,000.
There are currently no shares of Preferred Stock outstanding.
The purpose of the increase in authorized shares is to provide additional Preferred Stock that could be issued for future purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes could include paying stock dividends, dividing or subdividing outstanding shares through stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. Although the Company currently has no definite plan, commitment or understanding to issue any shares of the proposed additional Preferred Stock, the increase in authorized amount would give the Company increased flexibility should the Board of Directors determine to do so. If authorization of any increase in the Preferred Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of shareholders at that time could impair the Company’s ability to meet its objectives.
No shareholder has any preemptive rights. It is possible, depending upon the transaction in which Preferred Stock is issued, that issuance of such Preferred Stock could have a dilutive effect on shareholders’ equity, net income, earnings per share and book value per share attributable to present holders of the Common Stock.
As described above, the ability of the Board of Directors to issue Preferred Stock without the approval of shareholders provides the Company with flexibility in connection with financings, acquisitions or other corporate purposes. Nevertheless, the issuance of Preferred Stock could adversely affect the voting power or other rights of holders of Common Stock. For example, issuance of Preferred Stock would result in there being a class of shares more senior to Common Stock with respect to dividends and distributions in liquidation. Preferred Stock could also be issued with a right to convert into Class A Common Stock and, upon the exercise of any such conversion right, could result in the dilution of the voting power and shareholders’ equity, net income, earnings per share and book value per share attributable to the previously outstanding Common Stock of the Company.
In addition, the issuance of Preferred Stock could have the effect of delaying, deferring or preventing a change in control of the Company. The ability of the Board of Directors to issue Preferred Stock might discourage an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of the Company’s assets or similar transaction, because the issuance of Preferred Stock that is convertible into Class A Common Stock could be used to dilute the share ownership of a person or entity seeking to maintain control of the Company. Moreover, a private placement or other issuance of Preferred Stock to or with persons supporting current management of the Company could deter an unsolicited tender offer or other attempt to acquire control of the Company with a view to effecting a merger or consolidation with the Company, sale of all of a substantial part of the Company’s assets or similar transaction, if the terms of such Preferred Stock required the approval of the holders of such Preferred Stock of such a transaction. As a result, a vote by the holders of the Preferred Stock could block a merger, sale of the Company’s assets or similar transaction that a majority of the holders of Common Stock believes desirable.
The affirmative vote of (1) the holders of a majority of the combined voting power of the outstanding Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a single class and (2) the holders of a majority of the outstanding Class A Common Stock present or represented at the meeting voting separately as a class is required for approval of the proposed amendment. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal for purposes of the combined vote requirement.
Proposal 7 – Amendment of Amended Articles Relating to the Express Terms of the Preferred Stock
The Board of Directors recommends an amendment to the Amended Articles to amend the express terms of the Preferred Stock contained in the Amended Articles to eliminate restrictions on the ability of the Board of Directors to set the voting rights of the Preferred Stock.

There are currently no shares of Preferred Stock outstanding.
The purpose of this amendment is to provide the Board of Directors with greater flexibility in setting the terms of the Preferred Stock. The Board would have greater flexibility, without further shareholder action, to issue Preferred Stock on such terms and conditions as are consistent with the amended provisions of Article IV of the Amended Articles, Ohio corporation law and as the Board deems to be in the best interests of the Company and its shareholders. Future purposes could include paying stock dividends, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of Preferred Stock or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Preferred Stock. If authorization of changes in the express terms of the Preferred Stock is postponed until a specific need arises, the delay and expense incident to obtaining the approval of shareholders at that time could impair the Company’s ability to meet its objectives.
Prior to March 17, 2000, Ohio corporate law required certain express terms of the preferred stock to be issued by the corporation to be included in the Articles of Incorporation. Effective March 17, 2000, this requirement was eliminated to conform to the relevant provisions of the Revised Model Business Corporation Act and, unless otherwise restricted in the Amended Articles, to provide the Board of Directors of an Ohio corporation with greater flexibility in determining the terms of preferred stock. This amendment removes the default provisions from Article IV that were previously required under Ohio law, including with respect to voting rights, conversion, redemption and liquidation, and allows the Board of Directors to take advantage of this increased flexibility.
Under the Company’s current Amended Articles, shares of Preferred Stock currently would not have the right to vote for the election of directors (unless the Company fails to pay six quarterly dividends) and upon other matters put before the shareholders of the Company. Upon approval of this amendment, the Board of Directors would specify the voting rights of the Preferred Stock, including, but not limited to, one vote per share or on an as-converted basis.
No shareholder has any preemptive rights. It is possible, depending upon the transaction in which Preferred Stock is issued, that issuance of Preferred Stock that is convertible into Common Stock could have a dilutive effect on shareholders’ equity, net income, earnings per share and book value per share attributable to present holders of the Common Stock.
As described above, the ability of the Board of Directors to issue Preferred Stock without the approval of shareholders provides the Company with flexibility in connection with financings, acquisitions or other corporate purposes. Nevertheless, the issuance of Preferred Stock with the proposed additional voting rights could adversely affect the voting power of other rights of holders of Common Stock. For example, issuance of Preferred Stock could result in their being a class of shares more senior to Common Stock with respect to dividends and distributions in liquidation. Preferred Stock could also be issued with a right to convert into Class A Common Stock and, upon the exercise of any such conversion right, could result in the dilution of the voting power and shareholders’ equity, net income, earnings per share and book value per share attributable to the previously outstanding Common Stock of the Company.
In addition, the issuance of Preferred Stock with these proposed additional voting rights could have the effect of delaying, deferring or preventing a change in control of the Company. The ability of the Board of Directors to issue Preferred Stock might discourage an attempt by another person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of the Company’s assets or similar transaction, because the issuance of Preferred Stock that is convertible into Class A Common Stock could be used to dilute the share ownership of a person or entity seeking to maintain control of the Company. Moreover, a private placement or other issuance of Preferred Stock with these proposed additional voting rights to or with persons supporting current management of the Company could deter an unsolicited tender offer or other attempt to acquire control of the Company with a view to effecting a merger or consolidation with the Company, sale of all of a substantial part of the Company’s assets or similar transaction, if the terms of such Preferred Stock required the approval of the holders of such Preferred Stock of such a transaction. As a result, a vote by the holders of the Preferred Stock could block a merger, sale of the Company’s assets or similar transaction that a majority of the holders of Common Stock believes desirable.
The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares Class A Common Stock and Class B Common Stock present or represented at the meeting voting together as a single class is required for approval of the proposed amendment. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

Proposals to Approve the Forest City Enterprises, Inc. Code of Regulations
(As Proposed to be Amended as of June 15, 2006)
The Board of Directors has approved, subject to the approval of the Company’s shareholders, the adoption of an Amended and Restated Code of Regulations (the “Amended Regulations”) for the Company in order to incorporate the amendments to the Company’s current Code of Regulations (the “Existing Regulations”) that are described below. The proposed amendments to the Existing Regulations are separated below into Proposals 8 through 13 to allow shareholders to focus and vote on each significant change. If the shareholders approve each of Proposals 8 through 13, the Amended Regulations will be adopted in the form attached to this proxy statement as Exhibit C. Therefore, Proposals 8 through 13 should be considered together. The Proposals regarding changes to the Existing Regulations are as follows:
Proposal 8 – Modernization of the Existing Regulations in light of changes to the Ohio General Corporation Law.
Proposal 9 – Establishment of the size of the Board of Directors by shareholders.
Proposal 10 – Nomination procedures for directors.
Proposal 11 – Amendments regarding the Offices and Officers of the Company.
Proposal 12 – Amendments to the Company’s indemnification provisions.
Proposal 13 – Issuance of uncertificated shares.
The following general description of the proposed amendments and the effect of the Proposals on the Existing Regulations is qualified in its entirety by reference to the form of the Amended Regulations attached to this proxy statement as Exhibit C. We urge you to read the Amended Regulations in its entirety. By voting to approve the Proposals, shareholders will be adopting the Amended Regulations set forth in Exhibit C.
The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for Proposals 8 through 13. The Company has been advised that the shares of the Ratner, Miller and Shafran families and partnerships will be voted in favor of each of the proposals and that such vote will be sufficient to approve such proposals.
The Board of Directors recommends that the Company’s shareholders vote FOR each of Proposals 8 through 13.
Proposal 8 – Modernization of the Existing Regulations in light of changes to the Ohio General Corporation Law
The Board of Directors recommends that the shareholders approve amendments to the Existing Regulations to take advantage of changes to the Ohio General Corporation Law. These changes include:
•	Permitting notice of shareholder meetings by means of communications other than mail (for example, by electronic mail or personal delivery). The Existing Regulations provide that notices of meetings will be given by mail only. The proposed amendments do not require, and will not mandate that, shareholders receive notices by e-mail or other electronic means; rather, as required by Ohio law, such alternative means of communication may be used only if authorized in advance by the individual shareholder. If and to the extent shareholders authorize these optional methods of delivery of notices, the Company will be able to better respond to the needs and desires of its shareholders, to provide notices of shareholders meetings to shareholders more quickly, and to take advantage of cost-savings that may result from the use of e-mail or other communications media instead of paper delivery. In addition, the Company may elect to deliver notice of shareholder meetings by personal delivery as was previously permitted under Ohio law, but not the Existing Regulations. (Amends Article I, Section 4)

•	Permitting shareholders to appoint a proxy using any form of modern verifiable communications (for example, electronic mail or telephone transmission). The Existing Regulations contemplate that proxies will be appointed by a “writing”. (Amends Article I, Section 6)

•	Permitting notice of special meetings of the Board of Directors or meetings of the Executive Committee to be given by personal delivery, telephone, overnight courier, facsimile transmission, e-mail or other similar methods one day before the day of the meeting. The Existing Regulations provides that notice may be given by telegraph, personal delivery or telephone two days before the day of the meeting (one day for Executive Committee meetings). As provided in the Existing Regulations, notice of special meetings will still be able to be given by mail four days before the day of the meeting (two days for Executive Committee meetings) under the Amended Regulations. (Amends Article II, Section 5 and Article III, Section 3)

•	Allowing committees of the Board of Directors of the Company to consist of fewer than three members. This change is designed to provide greater flexibility to the Board of Directors when appointing committees and reflects a change to the Ohio General Corporation Law eliminating the requirement that all committees consist of not less than three members. (Amends Article III, Section 7)

•	Allowing the Board of Directors to reschedule any previously scheduled annual meeting of shareholders or special meeting of shareholders to another place, time and date upon proper notice thereof. Under the Existing Regulations, in order to reschedule a previously scheduled annual or special meeting, the meeting would need to be convened and then adjourned to a later time and date. The proposed amendments would not alter the existing requirement that the annual meeting be held during the month of June. These amendments are intended to provide for added flexibility in scheduling and conducting annual or special shareholder meetings. (Amends Article I, Sections 1 and 2)

•	Requiring that amendments to the Company’s Code of Regulations be adopted, without a meeting, by the written consent of the holders of record of shares entitling them to exercise two-thirds of the voting power. This amendment conforms the Existing Regulations to the requirements of Ohio law. (Amends Article XI)

•	Making minor non-substantive changes to the Existing Regulations. These changes would correct typographical errors and eliminate archaic language in the Existing Regulations.
Proposal 9 – Establishment of the size of the Board of Directors by shareholders
The Existing Regulations do not provide the manner by which the shareholders may fix or change the number of directors. In the absence of an express provision in the Existing Regulations, the Ohio General Corporation Law would permit the shareholders to fix or change the number of directors by the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote on the proposal.
This Proposal would amend the Existing Regulations to provide that the number of directors may be established by the shareholders at any meeting of shareholders called to elect directors at which a quorum is present, by the affirmative vote of the holders of shares representing a majority of the voting power represented at the meeting and entitled to vote in the election of directors. This Proposal would clarify uncertainty in the Ohio General Corporation Law, and acknowledge the differences in voting power between shares of the Company’s Class A and Class B Common Stock, by explicitly providing that shareholders validly exercising a majority of the voting power of the Company may establish the number of directors. The Board of Directors currently has thirteen members, which will be reflected in the Amended Regulations.
The Company’s Articles of Incorporation provide that the holders of Class A Common Stock shall elect 25% of the authorized number of directors rounded up to the nearest whole number and that the holders of Class B Common Stock shall elect the remaining directors. This Proposal also clarifies that the holders of Class A or Class B Common Stock will fill any director vacancy in their respective Board seat allocation that occurs as a result of an increase in the number of directors or otherwise.
This Proposal may make it more difficult — particularly in the context of an unsolicited tender offer — for a person to “pack” the Company’s Board of Directors by increasing the number of directors and electing its own candidates as directors due to the disproportionate voting power held by the holders of the Company’s Class B Common Stock. In the context of an unsolicited tender offer, the Board of Directors believes that the directors previously elected by the Company’s shareholders would be more likely to act aggressively on behalf of the Company and its shareholders, whether in negotiating a possible sale of the Company or in pursuing other alternatives, than would candidates nominated by a potential acquirer. The proposed amendment would, however, apply to every meeting of shareholders, whether or not in the context of an unsolicited tender offer, and could make it more difficult for shareholders to alter the composition of the Board of Directors. The holders of the Class B Common Stock could block a change in the number of directors proposed at any meeting of shareholders called to elect directors that may be desired by a majority of all of the shareholders without regard to the voting power of their respective shares. The executive officers and directors of the Company beneficially own, in the aggregate, 19,421,633 shares of Class B Common Stock, or approximately 57.8% of the voting power of the Company at March 1, 2006.
This Proposal would amend Article II, Section 1 of the Existing Regulations.
Proposal 10 – Nomination procedures for directors
The Existing Regulations currently do not require any advance notice of director nominations to be made by shareholders at shareholders’ meetings. It is possible that a shareholder, without notice to the Company or disclosure of material information to other shareholders, could raise for the first time, from the floor of a shareholders’ meeting, the nomination of candidates for election as directors.
The Board of Directors recommends that the Existing Regulations be amended to provide as follows:
•	At a meeting of shareholders at which directors are to be elected, only persons properly nominated as candidates will be eligible for election as directors. Candidates may be properly nominated either by the Board of Directors or by a shareholder.

•	A holder of Class A or Class B Common Stock may only nominate a candidate for election as a director that will be voted on by their respective class of Common Stock.

•	For a shareholder properly to nominate a candidate for election as a director at a meeting of the shareholders, the shareholder must be a shareholder of the requisite class of Common Stock of the Company of record at the time of the giving of the notice of the meeting and at the time of the meeting, be entitled to vote at the meeting in the election of directors, and have given timely written notice of the nomination to the Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) calendar day prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

•	A shareholder’s notice must set forth, as to each candidate, (i) the name, age, business address and residence of the candidate; (ii) the principal occupation or employment of the candidate; (iii) all of the information about the candidate required to be disclosed in a proxy statement complying with the rules of the Securities and Exchange Commission used in connection with the solicitation of proxies for the election of the candidate as a director; (iv) the written consent of the candidate to being named in the proxy statement as a nominee and to serving as a director if elected; (v) the name and record address of the nominating shareholder; (vi) the number of shares and class of Common Stock beneficially owned, for at least one year, by the nominating shareholder; and (vii) a statement disclosing whether the nominating shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

•	If the officer presiding at the meeting determines that one or more of the candidates has not been nominated in accordance with these procedures, then the candidates will not be considered or voted upon at the meeting.
The Board of Directors believes that these advance notice provisions will help to ensure that shareholders are given enough information, and have enough time, to make thoughtful and informed decisions on all director nominations. These provisions will also enable the Board of Directors to evaluate director nominations, to seek further information if necessary, to formulate a position on behalf of the Company, and to make appropriate disclosures and recommendations to shareholders, all on a timely basis. On the other hand, the advance notice provisions could make it impossible for a shareholder who misses the deadline to make a director nomination that might otherwise be in the best interests of the Company and its shareholders. These amendments may also have the effect of making it more difficult for a potential acquirer to obtain control of the Company on a hostile basis. The Board of Directors believes, however, that its ability to act aggressively on behalf of the Company and its shareholders is enhanced to the extent these amendments encourage potential acquirers of the Company to negotiate with the Board of Directors.
This proposed amendment appears in Article II, Section 8 of our proposed Amended Regulations, which are included in this proxy statement as Exhibit C.

Proposal 11 – Amendments regarding the Offices and Officers of the Company
This Proposal amends the Existing Regulations to create the offices of Chief Executive Officer and Chief Financial Officer and to expressly permit the Company to have Co-Chairmen.
The proposed amendments grant the Chief Executive Officer the powers and duties previously held by the President and provide for the appointment, by the Board of Directors, of a President, who may also be the Chief Executive Officer. These amendments permit the Board of Directors to provide for a more orderly succession plan or to recruit additional executive talent by appointing a President in addition to a Chief Executive Officer.
The proposed amendments create the office of Chief Financial Officer, who will be responsible for preparing the Company’s financial statements and directing the other financial decisions of the Company, and expressly permit the Company to have Co-Chairmen. These amendments memorialize, in the Amended Regulations, the powers and duties of current offices that have been created by the Board of Directors and provide for an orderly transition of responsibilities in the event of an unexpected vacancy in those offices.
In addition, conforming amendments have been made throughout Existing Regulations to reflect the creation of the new offices.
This Proposal would amend Article IV, Section 1 and Article V of the Existing Regulations.
Proposal 12 – Amendments to the Company’s indemnification provisions
The Company’s Existing Regulations provide that the Company will indemnify any person made or threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding by reason of the fact that he is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.
This Proposal would amend the Existing Regulations to:
•	expressly include serving at the request of the Company as a member or manager of a limited liability company in the list of capacities and entities for which indemnification is available throughout Article VI. The Existing Regulations was adopted prior to the prevalent usage of limited liability companies. This amendment will clarify that the indemnification provisions are intended to cover service as member or manager of a limited liability company.

•	expressly provide that no indemnification will be made in respect of any claim, issue or matter governed by Section 1701.95 of the Ohio General Corporation Law (relating generally to the illegal payment or making of a dividend or distribution, the illegal purchase or redemption of shares, the distribution of assets during the winding up of the affairs of a corporation without payment of its liabilities, or the making of certain loans), unless a court deems that indemnification to be proper. This amendment conforms the Existing Regulations to Ohio law, which provides that the liability of directors upon the occurrence of the events described in Section 1701.95 of the Ohio General Corporation Law is governed by that Section and may not be altered through indemnification.

•	expressly provide that any determination made by independent legal counsel that indemnification is proper be promptly communicated to the person who threatened or brought the action or suit. This amendment, which reflects a corresponding change in Ohio law, clarifies that the person threatening or bringing an action or suit is entitled to notice of a determination that directors or officers have met the applicable standards for indemnification, whether that determination is made by the disinterested directors or independent legal counsel.

•	provide that, in the event of a change in control of the Company, the party seeking indemnification shall select the independent legal counsel who may, under certain circumstances, make the determination that such party has met the applicable standards for indemnification. Following a change in control, the then-current directors may have interests that are adverse to the former directors and officers. This amendment provides assurance to former directors and officers that independent legal counsel will not be improperly influenced by the then-current directors and officers following a change in control.

•	provide for the mandatory payment of expenses, including attorneys’ fees, incurred by any director in defending any action, suit or proceeding as those expenses are incurred in advance of a final disposition of the action, suit or proceeding. This amendment conforms the Existing Regulations to recent changes in Ohio law that make the advancement of expenses for directors mandatory.

•	expressly provide that the Company may purchase and maintain directors’ and officers’ liability insurance that provides broader coverage than is permissible under the Ohio General Corporation Law or the Company’s Existing Regulations. This amendment clarifies the right of the Company under Ohio law to purchase directors’ and officers’ liability insurance.
These proposed amendments appear in Article VI of our proposed Amended Regulations, which are included in this proxy statement as Exhibit C.
Proposal 13 – Issuance of uncertificated shares
Ohio law now permits the Company, subject to certain restrictions, to issue shares without issuing physical certificates to evidence those shares. In view of these changes in Ohio law and developments in technology and recordkeeping processes, the Board of Directors believes that the current requirements of the Existing Regulations are unduly restrictive, and that the Company should have the flexibility to issue uncertificated shares. Accordingly, this Proposal would permit the Company to issue uncertificated shares to shareholders of record to the extent permitted by Ohio law.
If approved by shareholders and implemented by the Company, an uncertificated share program would be administered by the Company’s transfer agent, currently National City Bank. Such programs are sometimes referred to as “direct registration” or “book entry” systems. Under such a program, the transfer agent would maintain an electronic record of the name of the applicable shareholder of record and the number of shares owned. The transfer agent would also maintain systems and controls designed to track accurately the ownership of uncertificated shares by shareholders of record and, when directed by the shareholder or the Company (in the case of transactions for the Company’s own account and certain transaction under employee benefit plans), to provide for the transfer of such shares pursuant to those directions. Except as may otherwise be required by law, and subject to the terms of any applicable employee benefit plan, the rights and obligations of holders of uncertificated shares and holders of physical shares for a particular class and series of shares would be identical.
The Company does not currently anticipate issuing uncertificated shares, but the Company will consider this issue from time to time. In the future, if the Company determines that the cost savings, ease of administration, technical feasibility and shareholder acceptance of such a program justify the use of uncertificated shares for shareholders of record, the Board of Directors may choose to implement such a program. However, even if an uncertificated share program were to be implemented in the future, the proposed amendments, in conformity with current Ohio law, provides that no shareholder would be required to hold his or her shares in uncertificated form and that, upon request, each shareholder would have a right to have physical certificates issued to evidence his or her shares. The approval of the proposed amendments will have no effect on shareholders who hold their shares in the Company through a brokerage or other accounts in “street name.”
This Proposal would amend Article VIII, Sections 1 and 3 of the Existing Regulations.
Proposal 14 – Ratification of Independent Registered Public Accounting Firm
The Audit Committee has retained, and the Board of Directors recommends the ratification of, PricewaterhouseCoopers LLP, by the shareholders at the annual meeting as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2007.
PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.
The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2007. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, the vote will be sufficient to approve such proposal.

Independent Registered Public Accounting Firm Fees and Services
The Audit Committee of the Board of Directors considers and pre-approves any audit, non-audit and tax services to be performed by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the non-audit services are compatible with maintaining the independence of the independent registered public accounting firm.
The aggregate fees billed (or expected to be billed) to the Company for professional services rendered by PricewaterhouseCoopers LLP, all of which have been approved by the Audit Committee, for the years ended January 31, 2006 and 2005, are as follows:

	Year Ended	Year Ended
	January 31, 2006	January 31, 2005

Audit fees	$2,902,143	$3,273,531
Audit-related fees	1,384,735	1,590,871
Tax fees	276,929	156,000
All other fees	6,000	—

Total	$4,569,807	$5,020,402

Audit fees. Professional services relating to the audits of the Company’s annual consolidated financial statements and internal controls over financial reporting, the reviews of quarterly filings with the SEC, issuance of comfort letters, consents and income tax provision procedures.
Audit-related fees. Audit and other assurance services relating to individual real estate properties that are required primarily under loan or partnership agreements and employee benefit plan audits. There were no fees for services relating to financial information design and implementation.
Tax fees. Professional services relating primarily to a study regarding the deductibility of certain development costs for tax purposes, services relating to a captive insurance company and tax compliance fees.
All other fees. Other fees, primarily related to an annual subscription to research tools.
Shareholder Proposals for 2007 Annual Meeting
Any shareholder proposals intended to be presented at the Company’s 2007 annual meeting of shareholders must be received by the Company at the address below on or before December 25, 2006 for inclusion in the Company’s proxy statement and form of proxy relating to the 2007 annual meeting of shareholders.
Proposals of shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 in connection with the 2006 annual meeting (“Non-Rule 14a-8 Proposals”) must be received by the Company by March 10, 2007, or such proposals will be considered untimely under Rule 14a-4(c) of the Securities Exchange Act of 1934. The Company’s proxy related to the 2007 annual meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after March 10, 2007.

Other Business
It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 15, 2006, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.
Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the SEC pursuant to Rule 13a-l under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s common stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.
Written requests for such report should be directed to:
Thomas T. Kmiecik, Assistant Treasurer
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
tomkmiecik@forestcity.net

Cost and Method of Proxy Solicitation
Methods. You may vote in person at the annual meeting or by proxy. You have two ways to vote by proxy:
1.	Connect to the website on the internet at http://www.cesvote.com;

2.	Sign and date the enclosed proxy and return it in the accompanying envelope.
Complete instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this proxy statement. The internet authenticates shareholders by use of a control number. Please be advised that if you choose to vote via the internet, you do not need to return the proxy card.
Rights. In the event you vote and subsequently change your mind on a matter, you may revoke your proxy prior to the close of voting at the annual meeting. You have four ways to revoke your proxy:
1.	Connect to the website previously listed by 11:59 p.m. on June 14, 2006;

2.	Receipt of a later dated proxy;

3.	Receipt by the Secretary of a written revocation; or

4.	Vote in person at the annual meeting.
The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.
By order of the Board of Directors.
/s/Thomas G. Smith, Secretary
Cleveland, Ohio
April 24, 2006

Exhibit A
ARTICLE IV, CAPITAL STOCK, OF THE ARTICLES OF INCORPORATION
(As Proposed to be Amended June 15, 2006)
A.	AUTHORIZED SHARES
The number of shares which the Corporation is authorized to have issued and outstanding is 337,000,000 shares, consisting of 271,000,000 shares of Class A Common Stock with a par value of $.33 1/3 per share (hereinafter designated “Class A Common Stock”), 56,000,000 shares of Class B Common Stock with a par value of $.33 1/3 per share (hereinafter designated “Class B Common Stock”), and 10,000,000 shares of Preferred Stock without par value (hereinafter designated “Preferred Stock”).
B.	TERMS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
     (1) General
Except as otherwise provided in these Amended Articles of Incorporation, the shares of Class A Common Stock and the shares of Class B Common Stock shall be in all respects identical, and the respective holders shall be entitled to participate in any dividend, reclassification, merger, consolidation, reorganization, recapitalization, liquidation, dissolution or winding up of the affairs of the Corporation, share for share, without priority or other distinction between classes.
     (2) Conversion Rights of Class B Common Stock
Each holder of record of a share of Class B Common Stock may at any time or from time to time, in such holder’s sole discretion and at such holder’s option, convert any whole number or all of such holder’s shares of Class B Common Stock into fully paid and nonassessable shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class B Common Stock surrendered for conversion. Any such conversion may be effected by any holder of Class B Common Stock by surrendering such holder’s certificate or certificates for the shares of Class B Common Stock to be converted, duly endorsed, at the office of the Corporation or the office of any transfer agent for the Class A Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of such shares of Class B Common Stock. Promptly thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which, such holder shall be entitled as aforesaid. Such conversion shall be made at the close of business on the date of such surrender and the person or persons entitled to receive the shares of Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date.
C.	TERMS OF PREFERRED STOCK
     (1) General
(a)          In the discretion of the Board of Directors, shares of Preferred Stock may be issued from time to time in one or more series. The express terms of shares of Preferred Stock of different series shall be identical except for such variations as may be permitted by law.
(b)          The Board of Directors shall be authorized hereby to exercise all powers now or hereafter permitted by law providing rights to the Board of Directors to adopt amendments to these Amended Articles of Incorporation (i) to fix or change the express terms of any unissued or treasury shares of Preferred Stock, including, without limiting the generality of the foregoing: division of such shares into series and the designation and authorized number of shares of each series; voting rights of such shares; dividend or distribution rate; dates of payment of dividends or distributions and the dates from which they are cumulative; liquidation price; redemption rights and price; sinking fund requirements; conversion rights; and restrictions on the issuance of shares of the same series or any other series; all as may be established by resolution of the Board of Directors from time to time (collectively with the terms of the Preferred Stock, a “Preferred Stock Designation”), and (ii) to include within these Amended Articles of Incorporation such additional provisions, or amendments to any existing provisions, as may hereafter be authorized by law.
(c)          Notwithstanding any provision of this Section C(1) which may be to the contrary, the Preferred Stock shall be convertible only into shares of Class A Common Stock.

D.	VOTING RIGHTS
(1)	General
The holders of the Class A Common Stock and the holders of the Class B Common Stock shall have the following voting rights:
(a)          With respect to the election of directors and subject to Section D(1)(b) below, the holders of the Class A Common Stock voting as a separate class shall be entitled to elect 25% of the authorized number of members of the Board of Directors rounded up to the nearest whole number. Holders of the Class B Common Stock voting as a separate class shall be entitled to elect the remaining directors elected in any year.
(b)          The holders of the Class A Common Stock will not have the right to elect directors as set forth in Section D(1)(a) above if, on the record date for any shareholder meeting at which directors are to be elected, the total number of issued and outstanding shares of Class A Common Stock (exclusive of any and all such shares held in the Corporation’s treasury) in less than 10% of the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock (exclusive of any and all such shares held in the Corporation’s treasury). In such event, all the directors to be elected at such meeting shall be elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class, provided that, with respect to said election, each share of Class A Common Stock shall have one vote and each share of Class B Common Stock shall have ten votes. The holders of the Class B Common Stock will not have the right to elect directors as set forth in Section D(1)(a) if, on the record date for any shareholder meeting at which directors are to be elected, the total number of outstanding shares of Class B Common Stock is less than 500,000 shares. In such latter event, the holders of the Class A Common Stock will continue to have the right to elect 25% of the Board of Directors rounded up to the nearest whole number. In addition, the holders of the Class A Common Stock will have the right to vote together with the holders of the Class B Common Stock to elect the remaining members of the Board of Directors, provided that each share of Class A Common Stock will have one vote and each share of Class B Common Stock will have ten votes.
(c)          Except as otherwise provided by law or by these Amended Articles of Incorporation, the holders of the Class A Common Stock and the holders of the Class B Common Stock shall in all matters not specified in Sections D(1)(a) and D(2)(a) vote together as a single class, provided that the holders of shares of the Class A Common Stock shall have one vote per share and the holders of shares of the Class B Common Stock shall have ten votes per share. If any series of Preferred Stock is issued or any new series of capital stock is authorized in the future, any voting rights granted to such stock shall not limit the voting rights of the Class A Common Stock as set forth in Sections D(1)(a) and D(2)(a).
(2)	Protective Provisions
(a)          The holders of the Class A Common Stock and the holders of the Class B Common Stock shall be entitled to vote as separate classes for the election of directors, except as provided in Section D(1)(b).
(b)          The Corporation shall not, without first obtaining the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of any class, (i) amend these Amended Articles of Incorporation, (ii) amend the Corporation’s Code of Regulations, or (iii) consolidate or merge the Corporation with or into another corporation, if such action in (i), (ii) or (iii) above would adversely alter the relative rights, preferences, privileges or restrictions granted or imposed with respect to the shares of such class. Without limiting the generality of the foregoing, none of the following actions shall be deemed to alter in any manner the relative rights, preferences, privileges or restrictions granted or imposed with respect to the outstanding shares of any class, to wit: (i) amending these Amended Articles of Incorporation in respect of any unissued or treasury shares of Preferred Stock and the fixing or changing of the terms thereof, (ii) taking any action (except an amendment of Sections D(1)(a), D(1)(b), or D(1)(c), which causes a change in the voting power of any class relative to the voting power of any other class or to the aggregate voting power of the Corporation, (iii) increasing the authorized amount of Class A Common Stock and Class B Common Stock on a proportionate basis to affect a stock split (whether by dividing or subdividing the outstanding shares or by stock dividend) of the Class A Common Stock and Class B Common Stock, and (iv) authorizing or creating, or increasing the authorized or outstanding amount of, Preferred Stock or a class of stock ranking on a parity with or prior to the Preferred Stock (or any security convertible into such Preferred Stock or class of stock ranking on a parity with or prior to the Preferred Stock). No vote of the holders of any class shall be required in connection with the authorization of shares of any other class that are convertible into such class.

(3) Preferred Stock

Unless this provision is expressly modified by a Preferred Stock Designation in accordance with then-applicable law, the holders of Preferred Stock will be entitled to one vote on each matter submitted to a vote at a meeting of shareholders for each share of Preferred Stock held of record by such holder as of the record date for such meeting.

E.	STOCK DIVIDENDS AND SPLIT-UP OR RECLASSIFICATION

The Corporation shall not pay any stock dividend with respect to either class of common stock without at the same time paying a proportionate stock dividend with respect to the other class of common stock. For purposes of this Section E and in the discretion of the Board of Directors, dividends payable in Class A Common Stock may be paid with respect to shares of either class of common stock and dividends payable in Class B Common Stock may be paid with respect to shares of Class B Common Stock; however, in no event shall dividends payable in Class B Common Stock be paid with respect to shares of Class A Common Stock. The Corporation shall not combine or subdivide shares of either class of common stock without at the same time making an equivalent combination or subdivision of shares of the other class of common stock.

F.	ELIMINATION OF PRE-EMPTIVE AND OTHER RIGHTS

Except for the conversion rights now or hereafter expressly provided for in these Amended Articles of Incorporation and except as may be provided in any Preferred Stock Designation, no shareholder of any class shall have any pre-emptive or other right to subscribe for, purchase or acquire shares of the same or any other class, or any securities convertible into or evidencing or accompanied by any right to subscribe for, purchase or acquire shares of the same or any other class, whether now or thereafter authorized.

Exhibit B
Proposed Changes to Section D(2)(b) of Article IV
of the Amended Articles of Incorporation
If Proposals 4 and 5 are approved, Section D(2)(b) of Article IV of the Company’s Amended Articles will read as set forth on Exhibit A. This Exhibit B shows the proposed changes to be made to that section. Text to be deleted from Section D(2)(b) has been bracketed, and text to be inserted in that section is in boldfaced type and has been underlined. Unless otherwise indicated, the changes noted below relate to Proposal 5:
[If, but only if, such action would adversely affect the shareholders of any class, the] The Corporation shall not, without first obtaining the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of [such] any class, (i) amend these [amended] Amended Articles of Incorporation, (ii) amend the Corporation’s Code of Regulations, or (iii) consolidate or merge the Corporation with or into another corporation, [so as by any] if such action [to] in (i), (ii) or (iii) above would adversely alter the relative rights, preferences, privileges or restrictions granted or imposed with respect to the [outstanding] shares of such class [; provided, however, that]. Without limiting the generality of the foregoing, none of the following actions shall be deemed to alter in any manner the relative rights, preferences, privileges or restrictions granted or imposed with respect to the outstanding shares of any class, to wit: (i) amending these Amended Articles of Incorporation in respect of any unissued [of] or treasury shares of Preferred Stock and the fixing or changing of the terms thereof, (ii) taking any action (except an amendment of Sections D(1)(a), D(1)(b), or D(1)(c), which causes a change in the voting power of any class relative to the voting power of any other class or to the aggregate voting power of the Corporation, [and] (iii) increasing the authorized amount of Class A Common Stock and Class B Common Stock on a proportionate basis to affect a stock split (whether by dividing or subdividing the outstanding shares or by stock dividend) of the Class A Common Stock and Class B Common Stock, and* (iv) authorizing or creating, or increasing the authorized or outstanding amount of, Preferred Stock or a class of stock ranking on a parity with or prior to the Preferred Stock (or any security convertible into such Preferred Stock or class of stock ranking on a parity with or prior to the Preferred Stock). No vote of the holders of any class shall be required in connection with the authorization of shares of any other class that are convertible into such class.*

*	This change relates to Proposal 4.

Exhibit C
FOREST CITY ENTERPRISES, INC.
CODE OF REGULATIONS
(As Proposed to be Amended June 15, 2006)
ARTICLE I
MEETING OF SHAREHOLDERS
Section 1.     Annual Meeting. The annual meeting of the shareholders of the Company for the election of directors, the consideration of reports to be laid before the meeting, and the transaction of such other business as may properly be brought before the meeting shall be held in the place described in the Articles of Incorporation as the place where the principal office of the Company is or is to be located, or at such other place either within or without the State of Ohio as may be designated by the Board of Directors, the Chairman of the Board, or the Chief Executive Officer and specified in the notice of the meeting at ten o’clock a.m., on the second Tuesday of June in each year, (or, if that be a legal holiday, on the next succeeding business day) or at such other time and on such other date (not, however, earlier than June 1 or later than June 30 in any year) as the Board of Directors may determine. The Board of Directors may reschedule any previously scheduled annual meeting, subject to the restrictions in the immediately preceding sentence, to another place, time and date upon notice thereof. (Amended June 15, 2006)
Section 2.     Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called by order of the Board of Directors and it shall be the duty of the Secretary to call such a meeting upon a request in writing therefore stating the purpose or purposes thereof delivered to the Secretary signed by the holders of record of not less than twenty-five percent (25%) of the shares outstanding and entitled to vote. The Board of Directors may reschedule any previously scheduled special meeting to another place, time and date upon notice thereof. (Amended June 15, 2006)
Section 3.     Place of Meetings. Meetings of the shareholders may be held at the Corporation’s principal office in Cleveland, Ohio, or at such other place within or without the State of Ohio, as the Board of Directors may from time to time determine.
Section 4.     Notice of Meetings. Notice of the annual or of any special meeting of shareholders, stating the time, place and purposes thereof, shall be given to each shareholder of record entitled to vote at such meeting, by personal delivery, by mail or by any other means of communication authorized by the shareholder at least ten (10) and not more than sixty (60) days before any such meeting; provided, however, that no failure or irregularity of notice of any annual meeting shall invalidate the same or any proceeding thereat. If mailed, the notice shall be sent to the shareholder at the shareholder’s address as the same appears on the records of the Corporation or of its Transfer Agent, or Agents. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address, including an electronic address, furnished by the shareholder for those transmissions. All notices with respect to any shares to which persons are jointly entitled may be given to that one of such persons who is named first upon the books of the Corporation and notice so given shall be sufficient notice to all the holders of such shares. Any shareholder, or his attorney thereunto authorized, may waive notice of any meeting either before or after the meeting. (Amended June 15, 2006)
Section 5.     Quorum. At all meetings of shareholders the holders of record of a majority of the issued and outstanding voting shares of the Corporation, present in person or by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, the holders of a majority of the voting shares present or represented may adjourn the meeting by resolution to a date fixed therein, and no further notice thereof shall be required. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.
Section 6.     Proxies. Any shareholder entitled to vote at a meeting of shareholders may be represented and vote thereat by proxy appointed by a writing or verifiable communication authorized by such shareholder, or by his duly authorized attorney, and submitted to the Secretary at or before such meeting.

ARTICLE II
BOARD OF DIRECTORS
Section 1.     Number. The number of directors may be established by the shareholders at any meeting of shareholders called to elect directors at which a quorum is present, by the affirmative vote of the holders of shares representing a majority of the voting power represented at the meeting and entitled to vote in the election of directors. In the absence of any such action by the shareholders, the number of directors shall be thirteen (13) provided, however, that the directors are authorized to change the number of directors to a number not to be less than three (3) or more than fifteen (15) by resolution adopted by the directors at a meeting at which a quorum is present. The directors elected by the holders of the Class A Common Stock are authorized to fill any Class A director vacancy, and the directors elected by the holders of the Class B Common Stock are authorized to fill any Class B director vacancy, that is created by an increase in the number of directors or by an inability to serve by reason of incapacity, death or resignation. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his term of office. (Amended June 15, 2006)
Section 2.     Election and Term of Office. The election of directors shall be held at the annual meeting of the shareholders or at a special meeting called for that purpose. Directors shall be elected to serve until the next annual election of directors and until their respective successors shall have been duly elected and qualified.
Section 3.     Place of Meetings. The Board of Directors shall hold its meeting at such places within or without the State of Ohio as it may decide.
Section 4.     Regular Meetings. The Board of Directors by resolution may establish regular periodic meetings and notice of such meetings need not be given.
Section 5.     Special Meetings. Special Meetings of the Board of Directors shall be called by the Secretary or an Assistant Secretary whenever ordered by the Board of Directors or requested in writing by the Chief Executive Officer or any two other directors. Such meetings shall be held at the principal office of the Corporation except as otherwise specified in the notice. Notice of each Special Meeting shall be mailed to each director, addressed to his residence or usual place of business, at least four days before the day on which the meeting is to be held, or shall be given by personal delivery, telephone, overnight courier, facsimile transmission, e-mail or other similar methods, not later than one day before the day on which the meeting is to be held. Notice of any meeting may be waived in writing by any director before or after the meeting. (Amended June 15, 2006)
Section 6.     Quorum. A majority of the members of the Board of Directors then in office shall constitute a quorum at all meetings thereof. In the absence of a quorum of the Board of Directors, a majority of the members present may adjourn the meeting from time to time until a quorum be had, and no notice of any such adjournment need be given.
Section 7.     Fees. The Board of Directors may from time to time, irrespective of any personal interest of any of them, establish reasonable compensation for services to the Corporation by directors and officers. The Board of Directors may reimburse directors for travel and other expenses incidental to their attendance at meetings of the Board, and, from time to time, may prescribe reasonable annual directors’ fees or reasonable fees for their attendance at meetings of the Board. Members of either executive or special committees may be reimbursed, by resolution of the Board, for travel and other expenses incidental to their attendance at meetings of such committees, and may be allowed such compensation as the Board of Directors may determine for attending such meetings.
Section 8.     Nomination of Candidates for Election as Directors.
     (a)     At a meeting of the shareholders at which directors are to be elected, only persons properly nominated as candidates will be eligible for election as directors. Candidates may be properly nominated either (i) by the Board of Directors or (ii) by any shareholder in accordance with subsection (b) of this Section 8.
     (b)     A holder of Class A Common Stock or Class B Common Stock may only nominate a candidate for election as a director that will be voted on by their respective class of Common Stock. For a shareholder properly to nominate a candidate for election as a director at a meeting of the shareholders, the shareholder must (i) be a shareholder of the requisite class of Common Stock of the Corporation of record at the time of the giving of the notice of the meeting and at the time of the meeting, (ii) be entitled to vote at the meeting in the election of directors, and (iii) have given timely written notice of the nomination to the Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth calendar day prior to the date the Corporation’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year. A shareholder’s notice must set forth, as to each candidate, (i) the name, age, business address and residence of the candidate; (ii) the principal occupation or employment of the candidate; (iii) all of the information about the candidate required to be disclosed in a proxy statement complying with the rules of the Securities and Exchange Commission used in connection with the solicitation of proxies for the election of the candidate as a director; (iv) the written consent of the candidate to being named in the proxy statement as a nominee and to serving as a director if elected; (v) the name and record address of the nominating shareholder; (vi) the number of shares and class of Common Stock beneficially owned, for at least one year, by the nominating shareholder; and (vii) a statement disclosing whether the nominating shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person. If the officer presiding at the meeting determines that one or more of the candidates has not been nominated in accordance with these procedures, he or she will so declare at the meeting, and the candidates will not be considered or voted upon at the meeting. (Adopted June 15, 2006)
ARTICLE III
EXECUTIVE AND OTHER COMMITTEES
Section 1.     How Constituted and the Powers Thereof. The Board of Directors by the vote of a majority of the entire Board, may designate three or more directors to constitute an Executive Committee, who shall serve during the pleasure of the Board of Directors. Except as otherwise provided by law, by these regulations or by resolution adopted by a majority of the entire Board of Directors, the Executive Committee shall possess and may exercise during the intervals between the meetings of the Board, all of the powers of the Board of Directors in the management of the business, affairs and property of the Corporation, including the power to cause the seal of the Corporation to be affixed to all papers that may require it.
Section 2.     Organization, etc. The Executive Committee shall choose its own Chairman and its Secretary and may adopt rules for its procedure. The Committee shall keep a record of its act and proceedings and report the same from time to time to the Board of Directors.
Section 3.     Meetings. Meetings of the Executive Committee may be called by the Chairman of the Committee and shall be called by him at the request of any member of the Committee, or such meetings may be called by any member if there shall be no Chairman. Notice of each meeting of the Committee shall be sent to each member of the Committee by mail at least two days before the meeting is to be held, or by personal delivery, telephone, overnight courier, facsimile transmission, e-mail or other similar methods at least one day before the day on which the meeting is to be held. Notice of any meeting may be waived before or after the meeting. (Amended June 15, 2006)
Section 4.     Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at the meeting at which a quorum is present shall be the act of the Executive Committee.
Section 5.     Removal. Any member of the Executive Committee may be removed, with or without cause, at any time, by the Board of Directors.
Section 6.     Vacancies. Any vacancy in the Executive Committee shall be filled by the Board of Directors.
Section 7.     Other Committees. The Board of Directors may by resolution provide for such other standing or special committees of at least one director as it deems desirable, and discontinue the same at its pleasure. Each Committee shall have such powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors. (Amended June 15, 2006)
ARTICLE IV
OFFICES AND OFFICERS
Section 1.     Officers - Number. The Officers of the Corporation shall be a Chief Executive Officer, who shall be a Director, and also a President, a Vice President, a Secretary and a Treasurer, who may or may not be Directors. In addition, the Board of Directors may from time to time, in its discretion, appoint any or all of the following: a Chairman, or Co-Chairmen, of the Board, one or more Vice Chairmen of the Board, a Chief Financial Officer, one or more Executive Vice Presidents, one or more additional Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person. (Amended June 15, 2006)

Section 2.     Election and Term of Office. All officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors in each year held next after the annual meeting of shareholders and each officer shall hold office until his successor shall have been duly chosen and shall have qualified, or until he shall resign or shall have been removed. At said first meeting, the Board of Directors shall also designate and appoint such subordinate officers and employees as it shall determine.
Section 3.     Vacancies. If any vacancy shall occur in any office of the Corporation, such vacancy shall be filled by the Board of Directors.
ARTICLE V
DUTIES OF OFFICERS
Section 1.     Chairman and Co-Chairmen of the Board and Vice Chairmen of the Board. The Chairman, or Co-Chairmen, of the Board, if appointed, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors. In case of the absence or inability of the Chairman, or Co-Chairmen, of the Board, the Vice Chairmen, in order designated therefore by the Board of Directors, shall have the powers and discharge the duties of the Chairman, or Co-Chairmen, of the Board. (Amended June 15, 2006)
Section 2.     Chief Executive Officer and President. The Chief Executive Officer shall have general direction of the Corporation’s business, affairs and property and over its several officers. He shall preside at all meetings of the shareholders and, in the absence of the Chairman, or Co-Chairmen, of the Board, or if the same shall not have been appointed, shall also preside at the meetings of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect, and he shall have the power to execute in the name of the Corporation all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation; and in general, he shall perform all duties incident to the office of a chief executive of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors. He shall be an ex officio member of all committees. He shall from time to time report to the Board of Directors all matters within his knowledge which the interest of the Corporation may require to be brought to their notice.
The President, who may also be the Chief Executive Officer, shall have such powers and perform such duties as the Board of Directors or Chief Executive Officer (if different) may from time to time prescribe, and shall perform such other duties as may be prescribed in these regulations. In case of the absence or inability of the Chief Executive Officer (if different) to act, then the President shall have the powers and discharge the duties of the Chief Executive Officer. (Amended June 15, 2006)
Section 3.     Chief Financial Officer. The Chief Financial Officer shall prepare or direct the preparation of the financial statements of the Corporation, shall direct the Treasurer and any Assistant Treasurers, shall have such other powers and perform such other duties as the Board of Directors or Chief Executive Officer may from time to time prescribe, and shall perform such other duties as may be prescribed in these regulations. In case of the absence or inability of the Chief Executive Officer to act, then the Treasurer shall have the powers and discharge the duties of the Chief Financial Officer. (Adopted June 15, 2006)
Section 4.     Executive Vice Presidents and Vice Presidents. The Executive Vice President or Executive Vice Presidents, the Vice President or Vice Presidents, under the direction of the Chief Executive Officer or President, shall have such powers and perform such duties as the Board of Directors, Chief Executive Officer or President may from time to time prescribe, and shall perform such other duties as may be prescribed in these regulations. In case of the absence or inability of the President to act, then the Executive Vice President, in the order designated therefore by the Board of Directors, shall have the powers and discharge the duties of the President. (Amended June 15, 2006)
Section 5.     Secretary. The Secretary shall attend all meetings of the shareholders of the Corporation and of its Board of Directors and shall keep the minutes of all such meetings in a book or books kept by him for that purpose. He shall keep in safe custody the seal of the Corporation, and, when authorized by the Board of Directors, he shall affix such seal to any instrument requiring it. In the absence of a Transfer Agent or a Registrar, the Secretary shall have charge of the stock certificate books and the Secretary shall have charge of such other books and papers as the Board of Directors may direct. He shall also have such other powers and perform such other duties as pertain to his office, or as the Board of Directors or the Chief Executive Officer may from time to time prescribe. (Amended June 15, 2006)

Section 6.     Assistant Secretaries. In the absence or disability of the Secretary, the Assistant Secretaries, in the order designated by the Board of Directors, shall perform the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. They shall also perform such other duties as from time to time may be assigned to them by the Board of Directors or the Chief Executive Officer. (Amended June 15, 2006)
Section 7.     Treasurer. The Treasurer, under the direction of the Chief Financial Officer, shall have charge of the funds, securities, receipts and disbursements of the Corporation. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such banks or trust companies or with such other depositories as the Board of Directors may from time to time designate. He shall supervise and have charge of keeping correct books of account of all of the Corporation’s business and transactions. If required by the Board of Directors, he shall give a bond in such sum as the Board of Directors may designate, conditioned upon the faithful performance of the duties of his office and the restoration to the Corporation, at the expiration of his term of office, or in case of his death, resignation or removal from office, of all books, papers, vouchers, money or other property of whatever kind in his possession belonging to the Corporation. He shall also have such other powers and perform such other duties as pertain to his office, or as the Board of Directors or the Chief Financial Officer may from time to time prescribe. (Amended June 15, 2006)
Section 8.     Assistant Treasurers. In the absence of or disability of the Treasurer, the Assistant Treasurers, in the order designated by the Board of Directors, shall perform the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Treasurer. They shall also perform such other duties as from time to time may be assigned to them by the Board of Directors or the Chief Financial Officer. (Amended June 15, 2006)
ARTICLE VI
INDEMNIFICATION
     (1)     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, member, manager, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, limited liability company, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. (Amended June 15, 2006)
     (2)     The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact the he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, member, manager, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, limited liability company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter governed by Section 1701.95 of the Ohio General Corporation Law or as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper. (Amended June 15, 2006)
     (3)     To the extent that a director, trustee, officer, member, manager, employee or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Paragraphs (1) and (2) of this Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith. (Amended June 15, 2006)

     (4)     Any indemnification under Paragraphs (1) and (2) of this Article VI, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, member, manager, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Paragraphs (1) and (2) of this Article VI. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceedings, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas of the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors or independent legal counsel under Paragraphs (4)(a) or (b), as the case may be, of this Article VI shall be promptly communicated to the person who threatened or brought the action or suit, by or in the right of the Corporation under Paragraph (2) of this Article VI, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination. In the event of a change in control of the Corporation, the independent legal counsel referred to in Paragraph (4)(b) of this Article VI shall be selected by the director, trustee, officer, member, manager, employee, or agent seeking indemnification hereunder. (Amended June 15, 2006)
     (5)     Expenses, including attorneys’ fees, incurred by any director in defending any action, suit, or proceeding referred to in Paragraphs (1) and (2) of this Article VI shall be paid by the Corporation as incurred in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI. (Adopted June 15, 2006)
     (6)     Expenses, including attorneys’ fees, incurred by any trustee, officer, member, manager, employee, or agent in defending any action, suit, or proceeding referred to in Paragraphs (1) and (2) of this Article VI may be paid by the Corporation as incurred in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the trustee, officer, member, manager, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI. (Amended June 15, 2006)
     (7)     The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or the Code of Regulations, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, member, manager, employee, or agent and shall inure to the benefit of their heirs, executors, and administrators of such a person. (Amended June 15, 2006)
     (8)     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, member, manager, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, limited liability company, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against liability under the provisions of this Article VI or of the Ohio General Corporation Law. (Adopted June 15, 2006)
ARTICLE VII
CHECK, DRAFTS, ETC.
     All checks, drafts or orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, person or persons, to whom the Board of Directors by resolution shall have delegated the power, but under such conditions and restrictions as in said resolution may be imposed. The signature of any officer upon any of the foregoing instruments may be a facsimile whenever authorized by the Board of Directors.

ARTICLE VIII
CERTIFICATES FOR SHARES
Section 1.     Issue of Certificates. The Board of Directors shall provide for the issue and transfer of the certificates of capital stock of the Corporation, and prescribe the form of such certificates. The Board of Directors also may provide by resolution that some or all of any or all classes and series of shares of the Corporation shall be uncertificated shares to the extent permitted by the Ohio General Corporation Law. Every owner of stock of the Corporation shall be entitled to a certificate of stock which shall be under the seal of the Corporation (which seal may be a facsimile, engraved or printed), specifying the number of shares owned by him, and which certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation. Said signatures may, wherever permitted by law, be facsimile, engraved or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation. (Amended June 15, 2006)
Section 2.     Transfer Agents and Registrars. The Corporation may have one or more Transfer Agents and one or more Registrars of its stock, whose respective duties the Board of Directors may, from time to time, prescribe. If the Corporation shall have a Transfer Agent, no certificate of stock shall be valid until countersigned by such Transfer Agent, and if the Corporation shall have a Registrar, until registered by the Registrar. The duties of the Transfer Agent and Registrar may be combined.
Section 3.     Transfer of Shares. The shares of the Corporation shall be transferable only upon its books and by the holders thereof in person or by their duly authorized attorneys or legal representatives, and, if issued in certificated form, upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers or to such other person as the Board of Directors may designate for such purpose, and new certificates shall thereupon be issued. (Amended June 15, 2006)
Section 4.     Addresses of Shareholders. Every shareholder shall furnish the Transfer Agent, or in the absence of a Transfer Agent, the Registrar, or in the absence of a Transfer Agent and a Registrar, the Secretary, with an address at or to which notices of meetings and all other notices may be served upon or mailed to him, and in default thereof, notices may be addressed to him at the office of the Corporation.
Section 5.     Closing of Transfer Books; Record Date. The Board of Directors shall have power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days and not less than ten (10) days prior to the date of any meeting of shareholders; provided, however, that in lieu of closing the stock transfer books as aforesaid the Board of Directors may fix a date not exceeding sixty (60) days and not less than ten (10) days prior to the date of any such meeting as the time as of which shareholders entitled to notice of and to vote at such meeting shall be determined, and all persons who were holders of record of voting stock at such time and no others shall be entitled to notice of and to vote at such meeting.
The Board of Directors shall also have the power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date fixed for the payment of any dividend or the making of any distribution or for the delivery of any evidence of right or evidence of interest; provided, however, that in lieu of closing the stock transfer books as aforesaid the Board of Directors may fix a date not exceeding sixty (60) days preceding the date fixed for the payment of any such dividend or the making of any such distribution or for the delivery of any such evidence of right or interest as a record time for the determination of the shareholders entitled to receive any such dividend, distribution or evidence of right or interest, and in such case only shareholders of record at the time so fixed shall be entitled to receive such dividend, distribution or evidence of right or interest.
In no event shall the Board of Directors fix a record date for any purpose, which shall be a date earlier than the date on which the record date is fixed.
Section 6.     Lost, Stolen and Destroyed Certificates. The Board of Directors may direct a new certificate or certificates of stock to be issued in the place of any certificate or certificates theretofore issued and alleged to have been lost, stolen or destroyed; but the Board of Directors when authorizing such issue of a new certificate or certificates, may in its discretion require the owner of the stock represented by the certificate so lost, stolen or destroyed or his legal representative to furnish proof by affidavit or otherwise to the satisfaction of the Board of Directors of the ownership of the stock represented by such certificate alleged to have been lost, stolen or destroyed and the facts which tend to prove its loss, theft or destruction. The Board of Directors may also require such person to execute and deliver to the Corporation a bond, with or without sureties, in such sum as the Board of Directors may direct, indemnifying the Corporation against any claim that may be made against it by reason of the issue of such new certificate. The Board of Directors, however, may, in its discretion, refuse to issue any such new certificate, except pursuant to court order.

ARTICLE IX
SEAL
The corporate seal of the Corporation shall be circular in form and shall contain the name of the Corporation, and the words “SEAL OHIO”, or words of similar import. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.
ARTICLE X
CONTROL SHARE ACQUISITIONS
Ohio Revised Code Section 1701.831 does not apply to “control share acquisitions” of shares of capital stock of the Corporation.
ARTICLE XI
AMENDMENTS
This Code of Regulations may be amended or a new Code of Regulations may be adopted, at any meeting of shareholders called for that purpose, by the affirmative votes of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise two-thirds of the voting power on such proposal. (Amended June 15, 2006)

A
Your vote is important!
Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.
Proxy card must be signed and dated on the reverse side.
ê Please fold and detach card at perforation before mailing. ê

FOREST CITY ENTERPRISES, INC. CLASS A

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	The election of four (4) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified.
	Nominees	(1) Michael P. Esposito, Jr.	(2) Joan K. Shafran	(3) Louis Stokes	(4) Stan Ross
	☐ FOR, except vote withheld from the following nominee(s): ☐ WITHHELD
						FOR	AGAINST	ABSTAIN

2.	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class A Common Stock.					☐	☐	☐	2.
3.	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class B Common Stock.					☐	☐	☐	3.
4.	The proposed amendment of the Amended Articles of Incorporation to eliminate certain class voting rights.					☐	☐	☐	4.
5.	The proposed amendment of the Amended Articles of Incorporation to eliminate reference to Class A Common Stock Preference Dividend.					☐	☐	☐	5.
6.	The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Preferred Stock.					☐	☐	☐	6.
7.	The proposed amendment of the Amended Articles of Incorporation relating to the express terms of the Preferred Stock.					☐	☐	☐	7.
8.	The proposed amendment of the Code of Regulations to modernize the regulations in light of changes to the Ohio General Corporation Law.					☐	☐	☐	8.
9.	The proposed amendment of the Code of Regulations to establish the size of the Board of Directors by the shareholders.					☐	☐	☐	9.
10.	The proposed amendment of the Code of Regulations regarding nomination procedures for directors.					☐	☐	☐	10.
11.	The proposed amendment of the Code of Regulations regarding the offices and officers of the Company.					☐	☐	☐	11.
12.	The proposed amendment of the Code of Regulations regarding indemnification provisions.					☐	☐	☐	12.
13.	The proposed amendment of the Code of Regulations regarding issuance of uncertificated shares.					☐	☐	☐	13.
14.	The ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending January 31, 2007.					☐	☐	☐	14.

FOREST CITY ENTERPRISES, INC.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Vote by Internet

Have your proxy card available when you access the website http://www.cesvote.com. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Internet
Access the Website and cast your vote:
http://www.cesvote.com

Vote by Mail
Return your proxy in the postage-paid
envelope provided.

A
Vote 24 hours a day, 7 days a week!
Your Internet vote must be received by 11:59 p.m. Eastern Daylight Time on Wednesday, June 14, 2006 in order to be counted in the final tabulation.
If you vote by Internet, please do not send your proxy by mail.

Proxy card must be signed and dated below.
ê Please fold and detach card at perforation before mailing. ê
A

FOREST CITY ENTERPRISES, INC. CLASS A	Proxy

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders
The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 15, 2006 at 2:00 p.m., Eastern Daylight Time, and at any adjournment or postponement thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, including the right to vote upon such other business as may properly come before the meeting.
Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1 through 14.

Signature

Signature

Date:	, 2006

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please complete, sign, date and promptly mail this proxy in the enclosed postage-paid envelope.

B
Your vote is important!
Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.
Proxy card must be signed and dated on the reverse side.
ê Please fold and detach card at perforation before mailing. ê

FOREST CITY ENTERPRISES, INC. CLASS B

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.		The election of nine (9) directors, each to hold office until the next annual shareholders’ meeting and until his or her successor shall be elected and qualified.
	Nominees	(1) Albert B. Ratner	(2) Samuel H. Miller	(3) Charles A. Ratner	(4) James A. Ratner	(5) Jerry V. Jarrett
		(6) Ronald A. Ratner	(7) Scott S. Cowen	(8) Brian J. Ratner	(9) Deborah Ratner Salzberg
		☐ FOR, except vote withheld from the following nominee(s): ☐ WITHHELD
						FOR	AGAINST	ABSTAIN

2.		The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class A Common Stock.				☐	☐	☐	2.
3.		The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Class B Common Stock.				☐	☐	☐	3.
4.		The proposed amendment of the Amended Articles of Incorporation to eliminate certain class voting rights.				☐	☐	☐	4.
5.		The proposed amendment of the Amended Articles of Incorporation to eliminate reference to Class A Common Stock Preference Dividend.				☐	☐	☐	5.
6.		The proposed amendment of the Amended Articles of Incorporation to increase the number of authorized shares of Preferred Stock.				☐	☐	☐	6.
7.		The proposed amendment of the Amended Articles of Incorporation relating to the express terms of the Preferred Stock.				☐	☐	☐	7.
8.		The proposed amendment of the Code of Regulations to modernize the regulations in light of changes to the Ohio General Corporation Law.				☐	☐	☐	8.
9.		The proposed amendment of the Code of Regulations to establish the size of the Board of Directors by the shareholders.				☐	☐	☐	9.
10.		The proposed amendment of the Code of Regulations regarding nomination procedures for directors.				☐	☐	☐	10.
11.		The proposed amendment of the Code of Regulations regarding the offices and officers of the Company.				☐	☐	☐	11.
12.		The proposed amendment of the Code of Regulations regarding indemnification provisions.				☐	☐	☐	12.
13.		The proposed amendment of the Code of Regulations regarding issuance of uncertificated shares.				☐	☐	☐	13.
14.		The ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending January 31, 2007.				☐	☐	☐	14.

FOREST CITY ENTERPRISES, INC.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Vote by Internet

Have your proxy card available when you access the website http://www.cesvote.com. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Internet
Access the Website and cast your vote:
http://www.cesvote.com

Vote by Mail
Return your proxy in the postage-paid
envelope provided.

B
Vote 24 hours a day, 7 days a week!
Your Internet vote must be received by 11:59 p.m. Eastern Daylight Time on Wednesday, June 14, 2006 in order to be counted in the final tabulation.
If you vote by Internet, please do not send your proxy by mail.

Proxy card must be signed and dated below.
ê Please fold and detach card at perforation before mailing. ê
B

FOREST CITY ENTERPRISES, INC. CLASS B	Proxy

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders
The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th floor Riverview Room of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 15, 2006 at 2:00 p.m., Eastern Daylight Time, and at any adjournment or postponement thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, including the right to vote upon such other business as may properly come before the meeting.
Please specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. When properly executed, this proxy will be voted in accordance with your instructions, or, IF YOU GIVE NO INSTRUCTIONS, this proxy will be voted FOR items 1 through 14.

Signature

Signature

Date:	, 2006

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Please complete, sign, date and promptly mail this proxy in the enclosed postage-paid envelope.